American Independence Funds Trust
Annual Report
October 31, 2001




Money Market Fund
Short-Term Bond Fund
Intermediate Bond Fund
Stock Fund
International Multi-Manager Stock Fund
Kansas Tax-Exempt Bond Fund








--------------------------------------------------------------------------------
Important Customer Information, Investment Products:
 .   Are not deposits or obligations of, or guaranteed by, INTRUST Bank, N.A. or any of its affiliates,
 .   Are not insured by the FDIC, and
 .   Are subject to investment risks, including possible loss of the principal amount invested.
--------------------------------------------------------------------------------


This material must be accompanied or preceded by a prospectus.

American Independence Funds Trust is distributed by BISYS Fund Services Limited Partnership.

--------------------------------------------------------------------------------
American Independence Family of Mutual Funds - October 31, 2001



To Our Shareholders:

         We are pleased to present this annual report for the 12 months ended October 31, 2001, a period of extraordinary turmoil, both in the financial markets and throughout our country.

         The dramatic and tragic events of September 11, and their aftermath, had a profound effect on our economy and markets, though much of the impact was psychological. Weighed down by lower corporate earnings, rising unemployment and deterioration in the technology and telecommunications sectors, the economy was unraveling long before September. The terrorist attacks simply exacerbated the economic recession.

         Stocks also took a dive, at least temporarily. The stock market was closed until September 17; when it reopened, prices fell precipitously, hitting a bottom on September 21. Since then, however, the major indices have all rebounded strongly. As we write this letter, the S&P 500 Index ("S&P 500") is roughly 18% higher than its post-attacks low; Nasdaq has risen approximately 32% since September 21./1/ Equity investors who stayed true to their long-term plans, and did not abandon stocks in a panic, have been rewarded with a significant rally - the kind of unpredictable surge that can be costly to miss.

         Nevertheless, for our full reporting period, stocks took a beating. For the 12 months that ended October 31, the S&P 500 fell nearly 25%, while Nasdaq tumbled almost 50%./1/ Long before September 11, it became obvious that many stocks' excessive valuations, which grew out of the tech boom of the 1990s, were unsustainable, and investors simply fled.

         The good news is that our two American Independence equity funds performed well, relative to their benchmarks. The American Independence Funds Trust Stock Fund outperformed the S&P 500 by a remarkable 22%, while the American Independence Funds Trust International Multi-Manager Stock Fund outperformed the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index by roughly 8%./2/ While it's important for an equity fund to post significant gains in up years, it's equally vital to preserve capital in down years. That's what our equity managers accomplished so impressively these past 12 months.

         In the fixed-income market, bonds fared much better. The big story was the Federal Reserve's unprecedented series of interest-rate cuts. Starting on January 3, the Fed lowered the Fed Funds rate - the rate banks charge one another for overnight loans - nine times during the period; rates were cut a tenth and eleventh time in early November and December, respectively. Looking back to January, it's almost breathtaking to see how the short-term rate fell from 6.5% to 2.0%, an enormous drop that took the rate down to its lowest level in nearly 40 years.

         As fixed-income investors know, interest rates and bond prices move in opposite direction. Consequently, as rates came down, bond prices rose, helping the fixed-income sector prosper, in stark contrast to equities. Our American Independence bond funds were no exception; all three delivered strong returns.

         With our stock funds more than holding their own in a rough market, and our bond funds producing strong absolute performance, it's no surprise that our funds achieved these rankings from Morningstar, an independent rating firm:/3/

         American Independence Funds Trust Short-Term Bond Fund
         *****(Out of 1,815 Fixed-Income Funds as of 10/31/01)

         American Independence Funds Trust Intermediate Bond Fund
         ****(Out of 1,815 Fixed-Income Funds as of 10/31/01)

         American Independence Funds Trust Stock Fund
         ***(Out of 4,673 Domestic Equity Funds as of 10/31/01)

         American Independence Funds Trust International Multi-Manager
         Stock Fund
         ****(Out of 1,309 International Equity Funds as of 10/31/01)

         American Independence Funds Trust Kansas Tax-Exempt Bond Fund ****(Out of 1,647 Municipal Bond Funds as of 10/31/01)

         After the tumult we've recently experienced, where do we go from here? Looking ahead, we believe the foundation for an economic recovery is slowly being established. We don't anticipate a quick recovery - the damage of the last year was extensive - but we do feel more confident about the economy and the long-term prospects for equities. Interest rates aren't likely to fall much further, limiting potential total return gains for bonds, but our two equity funds are positioned to take advantage of a recovery in the U.S. and abroad.

         This has been an extraordinary time for those of us in the investment management business and for the nation as a whole. We thank you for your support throughout the challenges of the last 12 months, and we look forward to continuing to meet your investment needs in the coming year.



Sincerely,

/s/ Thomas S. Gangel                        /s/David Bunstine

Thomas S. Gangel, CFA                       David Bunstine
President                                   President
INTRUST Financial Services                  American Independence Funds Trust

/1/ As of 11/20/01. These results are not indicative of the securities held, or the performance of, any specific American Independence Funds Trust fund. The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The Nasdaq Composite Index is comprised of more than 7,000 stocks. An investor cannot invest directly in an index.

/2/ Fund performances as quoted or referred to are based on NAV total returns without load for the 12-month period ended October 31, 2001. With their maximum sales charges, the Funds' returns for the period were lower, as illustrated in the individual fund reports that follow. Past performance is no indication of future performance. The Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index is an unmanaged index that is comprised of a sample of companies representative of the market structure of 20 European and Pacific Basin countries.

/3/ Morningstar ratings reflect historical risk-adjusted performance as of 10/31/01. The ratings are subject to change every month. Past performance is not a guarantee of future results. Morningstar ratings are calculated from a fund's 3-, 5-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury Bill returns and a risk factor that reflects fund performance below 90-day Treasury Bill returns. The American Independence Funds Trust Short-Term Bond Fund received 5 stars for the 3-year period among 1,815 fixed-income funds and an overall rating of 5 stars. The American Independence Funds Trust Intermediate Bond Fund received 4 stars for the 3-year period among 1,815 fixed-income funds and an overall rating of 4 stars. The American Independence Funds Trust Stock Fund received 3 stars for the 3-year period among 4,673 domestic equity funds and an overall rating of 3 stars. The American Independence Funds Trust International Multi-Manager Stock Fund received 4 stars for the 3-year period among 1,309 international equity funds and an overall rating of 4 stars. The American Independence Funds Trust Kansas Tax-Exempt Bond Fund received 4 stars for the 3-year period among 1,647 municipal bond funds, 4 stars for the 5-year period among 1,442 municipal bond funds, 4 stars for the 10-year period among 471 municipal bond funds and an overall rating of 4 stars. The overall rating is a weighted average of the 3-, 5- and 10-year rating (where applicable). Ten percent of the funds in an investment category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.


This material is authorized for distribution only when preceded or accompanied by a prospectus. INTRUST Financial Services provides investment advisory and other services to the Funds and receives a fee for those services. The Funds are distributed by BISYS Fund Services. Mutual funds are NOT INSURED BY THE FDIC. There is no bank guarantee. Mutual funds may lose value. The views expressed in this Shareholder Letter reflect those of the chief investment officer through the end of the period covered by the report, as stated on the cover. The chief investment officer's views are subject to change based on market and other conditions.

American Independence Funds Trust Money Market Fund

The American Independence Funds Trust Money Market Fund is managed by AMR Investment Services, Inc., subadvisor to the Fund.

         Objectives. We seek to provide investors with current income, liquidity and a stable net asset value of $1.00 per share./1/
         Strategy. We invest in high-quality, short-term obligations such as certificates of deposit, commercial paper issued by corporations, bankers' acceptances, bank notes and medium-term notes.
         The Federal Reserve's aggressive rate-cutting bias - the Fed cut short-term rates nine times during the period and a tenth time just after the period ended - created enormous challenges for a money market portfolio. The Fed's actions are most directly felt at the short end of the yield curve, where a money market fund such as ours buys its securities. Consequently, our primary strategy for the year was to buy fixed-rate instruments that were longer out on the yield curve. At the same time, with the economy sinking into recession, we paid strict attention to the creditworthiness of the companies whose debt we were buying.
         Despite these difficulties, throughout the year we were able to provide shareholders with yields that were higher than the Federal Reserve's Fed Funds target rate.
         Performance. As of October 31, 2001, the Fund's 7-Day SEC yield was 2.55%./2/ The average maturity of the Fund's holdings was 71 days (versus 57 days on April 30, 2001)/3/. Once it became evident that the Fed was in an easing mode, we took steps to lengthen the Fund's average maturity, in an effort to enhance yield.
         We believe it's going to take some time for the full effect of the events of September 11 to work its way through the economy. With that in mind, we believe the Fed probably will lower rates one more time - either in December or January - and take the Fed Funds rate down to 1.75%, an extraordinarily low level. With the economy now sputtering into recession, the Fed could decide to leave rates at that level for a while. If the economy begins to recover in the second quarter of 2002, rates could begin to rise again.
         Going forward, our plan is to let the Fund's average maturity begin to slowly fall to a target of 45-60 days; we will do this by buying more variable-rate notes, rather than the fixed-rate securities we purchased over the last 6-9 months. A shorter average maturity will put us in a better position to quickly respond to improving economic conditions and higher interest rates.


/1/ An investment in the Fund is not insured or guaranteed by the FDIC or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
/2/ Past performance is no indication of future performance. The yield set forth may reflect the waiver of a portion of the Fund's fees. In such instances, and without waiver of fees, the yield would have been lower. The yield reflects the reinvestment of dividends.
/3/ The composition of the Fund's holdings is subject to change.

American Independence Funds Trust Short-Term Bond Fund

The American Independence Funds Trust Short-Term Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

         Objectives. We seek to provide as high a level of current income as is consistent with our philosophy of maintaining liquidity and relative safety of principal, by investing in investment-grade, shorter-term securities.
         Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.
         This was a very good year for all kinds of bonds, and the securities in our portfolio were no exception. The slowing economy provided strong momentum for bonds for the period before September 11; the impact of the terrorist attacks threw the entire economy into what turned out to be a declining gross domestic product environment for the third quarter of 2001. While these circumstances were poor for consumer confidence and the economy as a whole, they drove bond yields lower and bond prices higher, boosting the value of many of the issues we owned.
         The impact of the Federal Reserve's easing bias - the Fed lowered short-term interest rates nine times during our reporting period and a tenth time just after the period's close - can't be overstated. The yield curve steepened considerably, as short-term rates fell much faster than long-term rates. This was particularly beneficial for a short-term fund such as ours.
         In an uncertain earnings and credit environment, we remained defensive with respect to our positions in corporate securities, while allocating a substantial portion of the portfolio to relatively stable product - such as asset-backed securities and collateralized mortgage obligations. These sectors offered strong yields, without the danger of total return erosion from credit quality concerns.
         Late in the period, we also began moving into Treasury inflation-protected securities ("TIP" bonds) issued by the U.S. Treasury. We think these securities - whose yields will rise as inflation returns - offer a compelling total-return story, especially if the economy emerges from the current recession in 2002.
         As of October 31, 2001, the portfolio was invested in the following sectors:
         U.S. Treasury and agency debentures (35.4% of the Fund's net assets), corporates (25.3%), collateralized mortgage obligations (24.1%), taxable municipals (7.0%) and asset-backed securities (6.3%), with 0.8% in cash or cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 2.44 years./1/
         Performance. For the 12 months ended October 31, 2001, the Fund produced a total return of 10.02%./2/ In comparison, the Lehman Brothers 1-3 Year Government Bond Index (the portfolio's "benchmark") had a total return of 11.18%, while the Lipper Short Investment Grade Bond Average had a total return of 10.11%./3/

         Looking ahead, we believe the economy still faces a number of risks. For example, if the war against terrorism continues through 2002, economic improvement may be delayed for a longer period of time. Still, taking a long-term view, we feel that interest rates are near a bottom, though they could trend a bit lower over the next few months. Believing that rates will begin to rise at some point in the coming year, we are maintaining a defensive position in the portfolio. We will continue to focus on enhancing the Fund's yield through strategic purchases of corporate, mortgage and asset-backed securities.

                             SHORT-TERM BOND FUND

                                    [CHART]

                          Value of $10,000 Investment

                                                  1/21/97  10/31/97  10/31/98  10/31/99  10/31/00  10/31/01
                                                  ----------------------------------------------------------
Short-Term Bond Fund*                               9,625    10,122    10,827    11,081    11,800    12,984
                                                  ----------------------------------------------------------
Lehman Brothers 1-3 Year Government Bond Index     10,000    10,517    11,322    11,658    12,373    13,821
                                                  ----------------------------------------------------------


The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/01 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/01/2/
Inception Date                        1/21/97
Since Inception                       6.46%
Since Inception*                      5.61%
1 Year                               10.02%
1 Year*                               5.87%

/1/ The composition of the Fund's holdings is subject to change.
/2/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions. The performance does not reflect the sales charge. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The Lehman Brothers 1-3 Year Government Bond Index is an unmanaged index generally representative of short-term government bonds. The Lipper Short Investment Grade Bond Average is based on the performance of short-term, actively managed bond funds. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.
* Reflects maximum 3.75% sales charge.

American Independence Funds Trust Intermediate Bond Fund

The American Independence Funds Trust Intermediate Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

         Objectives. We seek to provide investors with a competitive total return investing primarily in high-quality fixed income securities.
         Strategy. Our approach does not primarily rely on a forecast of the future direction of interest rates. Our strategy is to utilize fundamental security analysis to find the most attractively priced, higher-yielding securities available. We invest across all sectors of the fixed-income market. We use a rigorous cash flow valuation process and pay strict attention to the timely execution of trades, which can have a significant impact on long-term total return.
         This was a very good year for all kinds of bonds, and the securities in our portfolio were no exception. The slowing economy provided strong momentum for bonds for the period before September 11; the impact of the terrorist attacks threw the entire economy into what turned out to be a declining gross domestic product environment for the third quarter of 2001. While these circumstances were poor for consumer confidence and the economy as a whole, they drove bond yields lower and bond prices higher, boosting the value of many of the issues we owned. Our Treasury holdings did particularly well, as the economic and political uncertainty of the last 12 months pushed investors to flee to the stability of Treasury securities.
         The impact of the Federal Reserve's easing bias - the Fed lowered short-term interest rates nine times during our reporting period and a tenth time just after the period's close - can't be overstated. The yield curve steepened considerably, as short-term rates fell much faster than long-term rates. Although these circumstances did not significantly benefit our longer-term holdings, we owned a sufficient amount of intermediate- and short-term securities to produce a strong total return.
         While we were moderately aggressive in our purchases of corporate securities, we tempered our risk by buying 10-year, bank-issued paper when it was extremely "cheap" this past summer. In the mortgage sector, we added significantly, yet carefully, to our holdings of collateralized mortgage obligations (CMOs); we focused on structured CMOs that gave us a measure of protection when falling interest rates triggered mortgage refinancings.
         Late in the period, we began moving into Treasury inflation-protected securities ("TIP" bonds) issued by the U.S. Treasury. We think these securities
- whose yields will rise as inflation returns - offer a compelling total-return story, especially if the economy emerges from the current recession in 2002.
         As of October 31, 2001, the portfolio was invested in the following sectors:
         Corporate debt (34.5% of the Fund's net assets), collateralized mortgage obligations (10.6%), U.S. Treasury and agency debentures (39.8%), taxable municipals (10.3%) and asset-backed securities (7.6%), with 0.9% in cash or cash equivalents. These securities maintained an average credit quality of AA1, with an average maturity of 4.58 years./1/
         Performance. For the 12 months ended October 31, 2001, the Fund produced a total return of 13.35%./2/ In comparison, the Lehman Brothers Intermediate Government/

Credit Bond Index (the portfolio's "benchmark") had a total return of 14.26%, while the Lipper Intermediate Investment Grade Bond Average had a total return of 14.32% and the Lipper Short-Intermediate Investment Grade Bond Average had a total return of 11.45%./3/
         Looking ahead, we believe the economy still faces a number of risks. For example, if the war against terrorism continues through 2002, economic improvement may be further delayed. That said, taking a long-term view, we feel that interest rates are near a bottom, though they could trend a bit lower over the next few months. Believing that rates will begin to rise at some point in the coming year, we are maintaining a defensive position in the portfolio. We will continue to focus on enhancing the Fund's yield through strategic purchases of corporate, mortgage and asset-backed securities.

                            INTERMEDIATE BOND FUND

                                    [CHART]

                          Value of $10,000 Investment

                                                              1/21/97  10/31/97  10/31/98  10/31/99  10/31/00  10/31/01
                                                              ----------------------------------------------------------
Intermediate Bond Fund*                                         9,625    10,280    11,116    11,130    11,771    13,342
Lehman Brothers Intermediate Government/Credit Bond Index      10,000    10,636    11,604    11,719    12,473    14,308

   The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/01 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

   Average Annual Total Return as of 10/31/01/2/
   Inception Date                     1/21/97
   Since Inception                    7.08%
   Since Inception*                   6.22%
   1 Year                            13.35%
   1 Year*                            9.13%

/1/ The composition of the Fund's holdings is subject to change.
/2/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index generally representative of intermediate-term government and corporate bonds. The Lipper Intermediate Investment Grade Bond Average is based on the performance of intermediate-term, actively managed bond funds, while the Lipper Short-Intermediate Investment Grade Bond Average is based on the performance of short-to-intermediate term, actively managed bond funds. These indices do not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.
* Reflects maximum 3.75% sales charge.

American Independence Funds Trust Stock Fund

The American Independence Funds Trust Stock Fund is managed by AMR Investment Services, Inc., a wholly owned subsidiary of AMR Corporation. The Fund is subadvised by a portfolio management team from Barrow, Hanley, Mewhinney & Strauss, Inc.

         Objectives. We seek to provide investors with long-term capital appreciation. We attempt to outperform the stock market (as measured by the S&P 500 Index) over a full market cycle - which historically, lasts for approximately five years. At the same time, we strive to reduce losses during periods when the market is in decline.
         Strategy. Our style is to identify larger, well-known companies we believe to be undervalued and temporarily out of favor. We stay fully invested, with a defensive, conservative orientation, based on our belief that superior returns can be achieved while taking below-average risks. Emphasizing low price-to-book valuations, as well as high dividend yields, can provide a measure of protection in down markets. In addition, our equally strong emphasis on low price-to-earnings ratios provides the potential for profit and earnings expansion and the generation of strong excess returns in rising markets.
         For the 12 months ended October 31, we outperformed our benchmark, the S&P 500 Index, by a significant margin (see below), a result made possible by our value style of investing and our emphasis on carefully selecting stocks with intrinsic values in excess of their share price.
         Our lack of exposure to technology stocks was the single-largest contributor to our outperformance relative to the benchmark. Guided by our investment discipline, we stayed away from most technology companies, because we felt uncomfortable with both the earnings outlooks for those companies and the valuations of their stocks. The deterioration of the technology stocks we avoided was in stark contrast to the relative earnings stability of many of the companies we added to the portfolio.
         The Fund's performance also benefited from positive stock selection. As value managers, we bought companies whose stocks were cheap on our valuation models. In the financial sector, where we were overweighted, some of our better-performing names included XL Capital (3.1% of the Fund's net assets, as of October 31, 2001), Washington Mutual (2.2%), Bank of America (3.1%) and USA Education (1.8%) - all of which posted strong gains during a period when the overall market declined sharply. Outperformance was also aided by good stock selection in energy and utilities.
         Among consumer cyclical stocks, we did well with such stocks as Federated Department Stores, May Department Stores and Cendant Corp.
         In addition, the Fund's dividend yield at the end of the period was a relatively high 1.7%, compared to the S&P 500 Index yield of 1.5%./2/
         As of October 31, 2001, approximately 97.9% of the portfolio was invested in common stocks, with 2.1% in cash or cash equivalents./1/
         Performance. For the 12 months ended October 31, 2001, the Fund produced a total return of -2.45%./2/ In comparison, the S&P 500 Index (the portfolio "benchmark") had a total return of -24.91%./3/ In spite of a very difficult climate for stocks, the Fund did an excellent job of preserving shareholders' capital, with a relative performance that far exceeded our benchmark's return.
         With an eye toward the next 6 to 12 months, we're considering how to best add cyclical companies to the portfolio. Typically, when the economy is in recession, as it is now, we like to look ahead to an environment of recovering, economic growth and identify those companies likely to do well in such a recovery.
         We will continue to put a great deal of emphasis on financial statement analysis, focusing on the quality of corporate earnings, and avoiding those companies that aren't prepared to grow during the next recovery. And we will continue to favor companies that provide substantial dividend yields for the protection they provide in uncertain times.

                                  STOCK FUND

                                    [CHART]

                          Value of $10,000 Investment

                           1/21/97   10/31/97   10/31/98   10/31/99   10/31/00   10/31/01
                        ------------------------------------------------------------------
Stock Fund*                  9,500     10,744     12,088     12,156     13,782     13,446
S&P 500 Index               10,000     11,798     14,393     18,088     19,190     15,306
                        ------------------------------------------------------------------


The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/21/97 to 10/31/01 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/01/2/
Inception Date                     1/21/97
Since Inception                    7.52%
Since Inception*                   6.36%
1 Year                            -2.45%
1 Year*                           -7.30%

/1/ The composition of the Fund's holdings is subject to change.
/2/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/3/ The S&P 500 Index is an unmanaged index generally representative of the stock market. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.
* Reflects maximum 5.00% sales charge.

American Independence Funds Trust International Multi-Manager Stock Fund/1/

The American Independence Funds Trust International Multi-Manager Stock Fund seeks to achieve its investment objective by investing all of its investable assets in the AMR Investment Services International Equity Portfolio. This portfolio is managed by AMR Investment Services, Inc. (AMR), a wholly owned subsidiary of AMR Corporation. Practicing a "multi-manager" investment style, AMR apportions responsibility for making investment management decisions to four subadvisors: Templeton Investment Counsel, Inc. (Templeton), Causeway Capital (formerly Merrill Lynch), Lazard Asset Management (Lazard), and Independence Investment Associates (IIA).

         Objective. We seek to provide investors with long-term capital appreciation by investing primarily in stocks of attractive companies in developed markets outside the United States.
         Strategy. Three of the portfolio subadvisors employ a value style of investing, with distinct differences. Templeton combines value screens and research with intensive fundamental analysis; Causeway Capital focuses on earnings and dividend yields; Lazard searches for undervalued stocks using a country, world and peer group perspective. These three subadvisors all perform fundamental analysis targeting stocks that have lower valuation ratios and higher growth prospects than their respective markets' averages. In addition, analysts routinely visit the companies in which they are interested, to gain firsthand knowledge of companies' products, services and management.
         IIA adds value to the overall portfolio's performance by ranking each of the aggregate portfolio's holdings, relative to its weighting in the Morgan Stanley Capital International Europe, Australasia and Far East ("MSCI EAFE") Index. IIA thus identifies those stocks that constitute the underlying managers' "best ideas" and purchases additional shares in those specific stocks.
         As with the U.S. markets, throughout the world we saw a massive unwinding of positions in the telecommunications and technology sectors, which drove down the returns of nearly every foreign market. Throughout the year, we had a significant underweighting in technology; our telecommunication allocation also was underweighted, though more modestly. By conservatively avoiding the two worst-performing sectors of the last 12 months, the Fund maintained a measure of stability relative to our benchmarks.
         On a regional basis, there was little refuge from the widespread downturn anywhere in the world. Among the countries whose markets comprise the benchmark MSCI EAFE Index, only New Zealand posted a gain for the period. With nowhere for equity investors to hide, the Fund did quite well, outperforming both of the indices/4/ against which we compare our performance (before the sales charge).
         Our value discipline enabled us to achieve superior stock picking in a number of sectors, such as consumer discretionary and basic materials. Some of our best selections included U.K. building materials manufacturer Hanson (1.03% of the Fund's net assets, as of October 31, 2001), Finnish paper giant UPM Kymmene (1.36%), Swedish appliance producer Electrolux (0.76%) and Japanese game producer Nintendo (1.70%)./2/
         As of October 31, 2001, the Fund's portfolio was invested as follows:
Europe (65.7%), Asia (24.8%), Canada/Mexico (3.3%), cash and other assets (11.4%)./2/ To ensure that all of our assets are invested in equities, each day we invest existing cash assets in a basket of individual foreign market futures contracts.
         Performance. For the 12 months ended October 31, 2001, the Fund produced a total return of -16.83%./3/ In comparison, the MSCI EAFE index (the portfolio's "benchmark") fell 24.68%, while the MSCI EAFE Value Index declined 18.84%./4/
         Looking ahead, we see opportunities in a number of areas. For example, with the aftermath of the events of September 11, there are attractively priced companies in the insurance and tourism sectors. We're also considering some telecommunication and technology stocks that have been beaten down for the last year and a half, and could offer good value going forward.
         Overall, we will continue to pursue the stocks of companies that have good franchises, are markets leaders, and that offer relatively predictable growth at prices below our estimation of fair market value.

                    INTERNATIONAL MULTI-MANAGER STOCK FUND

                          Value of $10,000 Investment

                                                    1/20/97   10/31/97   10/31/98   10/31/99   10/31/00   10/31/01
                                                    ---------------------------------------------------------------
International  Multi-Manager Stock Fund*              9,500     10,421     10,799     12,916     13,199     11,556
Morgan Stanley Capital International Europe,
Australasia and Far East (EAFE)(R)Index               10,000     10,585     11,638     14,358     13,976     10,161
                                                    ---------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 1/20/97 to 10/31/01 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/01/3/
Inception Date                      1/20/97
Since Inception                     3.06%
Since Inception*                    1.95%
1 Year                            -16.83%
1 Year*                           -21.00%

/1/ International investing involves increased risk and volatility.
/2/ The composition of the Fund's holdings is subject to change.
/3/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price.
/4/ The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index and the MSCI EAFE Value Index are unmanaged indices generally representative of the aggregate performance of international stock markets. The indices do not reflect the deduction of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.
* Reflects maximum 5.00% sales charge.

American Independence Funds Trust Kansas Tax-Exempt Bond Fund

The American Independence Funds Trust Kansas Tax-Exempt Bond Fund is managed by Galliard Capital Management, Inc., subadvisor to the Fund.

         Objectives. We seek to preserve capital while providing the highest-available income that is free from both federal and Kansas state income taxes. One hundred percent of the income produced by our portfolio is also exempt from the alternative minimum tax (AMT)./1/
         Strategy. Nearly our entire portfolio is comprised of municipal bonds issued by government entities in the state of Kansas. A small percentage of our holdings can be in various non-Kansas securities, which by their special tax treatment are exempt from federal and Kansas income taxes. We keep the portfolio's average maturity between seven and twelve years.
         The most significant factors that produced such strong performance for the Fund (see below) were the Federal Reserve's decision to lower short-term interest rates nine times during the period (rates were cut a tenth time just after the end of our fiscal period); evidence that the U.S. economy was sliding into a recession, which helped bring down longer-term rates; benign inflation; and a lack of interest in stocks, sending many investors scurrying for the relative safety of the fixed-income market. In the face of falling stock prices, investors who used to put most or all of their money into equities have decided not to be as aggressive, and have looked to bonds for a larger portion of their portfolio allocation.
         Looking at state-specific factors, supply in the Kansas municipal market has been no better than moderate; when supply can't keep up with demand, the price of existing bonds, such as the ones we own in our portfolio, tend to rise.
         As of October 31, 2001, approximately 98.8% of the Fund's net assets were comprised of Kansas bonds - with 0.2% invested in debt obligations issued in Guam, and 1.1% in cash equivalents.
         The securities within the Fund maintained an average credit quality of AA+, while the portfolio had an average maturity of 9.63 years./2/
         Performance. For the 12 months ended October 31, 2001, the Fund produced a total return of 9.58%./3/ In comparison, the Lehman Brothers 7-Year General Obligation Index (the Fund's "benchmark") had a total return of 9.71%./4/
         Looking ahead, we believe that interest rates are close to their bottom. Therefore, we don't plan to be aggressive over the next 6 to 12 months; we're more likely to keep the Fund's average maturity close to our benchmark's, rather than extend out further on the yield curve. If interest rates start inching their way back up in the next 6 months, we don't want to be caught with an excessively "long" portfolio. In the Kansas muni market, it can be difficult to move large amounts of capital around, so we prefer to remain cautious.

                          KANSAS TAX-EXEMPT BOND FUND


                          Value of $10,000 Investment

                       12/10/90 10/31/91 10/31/92 10/31/93 10/31/94 10/31/95 10/31/96 10/31/97 10/31/98 10/31/99 10/31/00 10/31/01
                      ------------------------------------------------------------------------------------------------------------
Kansas Tax-Exempt
Bond Fund*               9,625   10,271   11,065   12,394   12,208   13,522   14,138   15,132   16,194   15,787   16,907   18,524
Lehman Brothers
7-Year General
Obligation Index        10,000   10,896   11,764   13,162   12,896   14,534   15,224   16,380   17,599   17,611   18,885   20,626
                      ------------------------------------------------------------------------------------------------------------

The chart above represents a comparison of a hypothetical $10,000 investment in the Service Class from 12/10/90 to 10/31/01 versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Return as of 10/31/01/3/
Inception Date/3/                               12/10/90
Since Inception                                 6.21%
Since Inception*                                5.83%
1 Year                                          9.58%
1 Year*                                         5.50%
5 Year                                          5.55%
5 Year*                                         4.75%


/1/ The Fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax.
/2/ The composition of the Fund's holdings is subject to change.
/3/ Past performance is no indication of future performance. The total return set forth may reflect the waiver of a portion of the Fund's fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower. The Fund's investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original purchase price. On May 17, 1997, the Kansas Tax-Exempt Income Portfolio (or the SEI Portfolio) of the SEI Tax-Exempt Trust was reorganized into the INTRUST Funds Trust Kansas Tax-Exempt Bond Fund, using substantially the same investment objectives, policies and methodologies of the SEI Portfolio. The quoted performance of the Fund includes performance of the SEI Portfolio for periods dating back to December 10, 1990, and prior to commencement of operations. The performance also reflects reinvestment of all dividends and capital-gains distributions.
/4/ The Lehman Brothers 7-Year General Obligation Index is an unmanaged index generally representative of intermediate-term municipal bonds. The index does not reflect the deductions of expenses associated with a mutual fund, such as investment-management and fund-accounting fees.
*Reflects maximum 3.75% sales charge.

To the Shareholders and Board of Trustees of the American Independence Funds Trust:


We have audited the accompanying statements of assets and liabilities of the American Independence Funds Trust - Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (collectively, the Funds), including the schedules of portfolio investments, as of October 31, 2001, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of October 31, 2001, by examination, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of October 31, 2001, and the results of operations, changes in net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.



KPMG LLP
Columbus, Ohio
December 14, 2001

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------

                                                                           October 31, 2001
Assets:
Investments, at amortized cost                                                  $73,253,622
Interest and dividends receivable                                                   234,565
Receivable from advisor                                                                  40
Unamortized organizational costs                                                      5,239
Prepaid expenses and other assets                                                     3,636
                                                                                -----------
Total Assets                                                                     73,497,102

Liabilities:
Dividends payable                                           $   169,673
Accrued expenses and other payables:
  Investment advisory fees                                        9,355
  Administration fees                                             2,418
  Custodian fees                                                  1,247
  Other payables                                                 16,034
                                                            -----------
Total Liabilities                                                                   198,727
                                                                                -----------

Net Assets consist of:
Capital                                                                         $73,277,436
Accumulated net investment income                                                    20,939
                                                                                -----------
Net Assets                                                                      $73,298,375
                                                                                ===========

Service Shares:
  Net Assets                                                                    $73,298,375
  Outstanding Units of Beneficial Interest (Shares):                             73,236,615
  Offering and redemption price per share                                       $      1.00
                                                                                ===========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                        For the year ended October 31, 2001
Investment Income:
  Interest income                                                                $3,963,451
  Dividend income                                                                   126,984
                                                                                 ----------
Total Investment Income                                                           4,090,435
                                                                                 ----------

Expenses:
  Investment advisory fees                                   $  195,202
  Administration fees                                           156,161
  12b-1 fees                                                    195,201
  Service organization fees                                     195,201
  Accounting fees                                                30,859
  Custodian fees                                                 15,615
  Transfer agent fees                                             2,048
  Other fees                                                     84,097
                                                             ----------

Total expenses before fee reductions                                                874,384
  Expenses reduced by the Investment Advisor                                         78,081
  Expenses reduced by the Distributor                                               195,201
  Expenses reduced by the Service Organizations                                     137,411
                                                                                 ----------
  Net expenses                                                                      463,691
                                                                                 ----------
Net Investment Income                                                             3,626,744
                                                                                 ----------

Realized Gains from Investments:
Net realized gains from investment transactions                                      53,085
                                                                                 ----------

Increase in Net Assets Resulting from
  Operations                                                                     $3,679,829
                                                                                 ==========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             For the             For the
                                                            Year ended          Year ended
                                                           October 31,         October 31,
                                                               2001                2000
                                                          -------------       -------------
From Investment Activities:
Operations:
  Net investment income                                   $   3,626,744       $   4,426,357
  Net realized gains from investment transactions                53,085               1,524
                                                          -------------       -------------
    Change in net assets resulting from operations            3,679,829           4,427,881
                                                          -------------       -------------

Distributions to Shareholders:
  From net investment income                                 (3,621,712)         (4,426,357)
                                                          -------------       -------------
    Total distributions to shareholders                      (3,621,712)         (4,426,357)
                                                          -------------       -------------

Capital Transactions:
  Proceeds from shares issued                               146,391,853         140,644,154
  Dividends reinvested                                            6,079               6,752
  Cost of shares redeemed                                  (146,884,250)       (164,289,922)
                                                          -------------       -------------
    Change in net assets from capital transactions             (486,318)        (23,639,016)
                                                          -------------       -------------

Change in net assets                                           (428,201)        (23,637,492)

Net Assets:
  Beginning of period                                        73,726,576          97,364,068
                                                          -------------       -------------
  End of period                                           $  73,298,375       $  73,726,576
                                                          =============       =============

Share Transactions:
  Issued                                                    146,391,853         140,644,154
  Reinvested                                                      6,079               6,752
  Redeemed                                                 (146,884,250)       (164,289,922)
                                                          -------------       -------------
    Change in Shares                                           (486,318)        (23,639,016)
                                                          =============       =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------


                                                                                      October 31, 2001
Assets:
Investments, at value (cost $45,223,031)                                                   $46,699,769
Investment in affiliates, at value (cost $402,076)                                             402,076
                                                                                           -----------
  Total Investments                                                                         47,101,845
Interest and dividends receivable                                                              480,972
Receivable for investments sold                                                                254,198
Unamortized organizational costs                                                                 1,355
Prepaid expenses and other assets                                                                  750
                                                                                           -----------
Total Assets                                                                                47,839,120

Liabilities:
Dividends payable                                                  $   182,725
Payable for capital shares redeemed                                      2,257
Accrued expenses and other payables:
  Investment advisory fees                                               7,811
  Administration fees                                                    1,569
  Service organization fees                                              3,294
  Custodian fees                                                           822
  Other payables                                                        16,384
                                                                   -----------
Total Liabilities                                                                              214,862
                                                                                           -----------

Net Assets consist of:
Capital                                                                                    $45,928,868
Accumulated net investment income                                                                2,864
Accumulated net realized gains from investment transactions                                    215,788
Unrealized appreciation from investments                                                     1,476,738
                                                                                           -----------
Net Assets                                                                                 $47,624,258
                                                                                           ===========

Service Shares:
  Net Assets                                                                               $47,624,258
  Outstanding Units of Beneficial Interest (Shares)                                          4,578,851
  Redemption price per share                                                               $     10.40
                                                                                           ===========

Maximum Sales Charge - Service Shares                                                             3.75%
                                                                                           -----------

Maximum Offering Price (100%/(100%-
  Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share -
  Service Shares                                                                           $     10.81
                                                                                           ===========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------


                                                        For the year ended October 31, 2001
Investment Income:
  Interest income                                                                $2,899,295
  Dividend income from affiliates                                                    51,147
                                                                                 ----------
Total Investment Income                                                           2,950,442
                                                                                 ----------

Expenses:
  Investment advisory fees                                   $  199,666
  Administration fees                                            99,857
  12b-1 fees                                                    124,821
  Service organization fees                                     124,821
  Accounting fees                                                40,602
  Custodian fees                                                  9,985
  Transfer agent fees                                             2,039
  Other fees                                                     39,517
                                                             ----------

Total expenses before fee reductions                                                641,308
  Expenses reduced by the Investment Advisor                                        104,802
  Expenses reduced by the Distributor                                               124,821
  Expenses reduced by the Service Organizations                                      84,641
                                                                                 ----------
  Net expenses                                                                      327,044
                                                                                 ----------
Net Investment Income                                                             2,623,398
                                                                                 ----------

Realized/Unrealized Gains from
  Investments:
Net realized gains from investment
  transactions                                                                      673,221
Change in unrealized appreciation/depreciation
  from investments                                                                1,498,846
                                                                                 ----------
Net realized/unrealized gains from investments                                    2,172,067

Increase in Net Assets Resulting from
  Operations                                                                     $4,795,465
                                                                                 ==========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                           For the              For the
                                                                          Year ended           Year ended
                                                                          October 31,          October 31,
                                                                             2001                 2000
                                                                         ------------         -------------
From Investment Activities:
Operations:
  Net investment income                                                  $  2,623,398         $  3,133,622
  Net realized gains (losses) from investment transactions                    673,221             (444,448)
  Change in unrealized appreciation/depreciation from investments           1,498,846              723,912
                                                                         ------------         ------------
    Change in net assets from operations                                    4,795,465            3,413,086
                                                                         ------------         ------------

Distributions to Shareholders:
  From net investment income                                               (2,623,398)          (3,133,622)
  From net realized gains from investment transactions                             --              (17,084)
                                                                         ------------         ------------
    Total distributions to shareholders                                    (2,623,398)          (3,150,706)
                                                                         ------------         ------------

Capital Transactions:
  Proceeds from shares issued                                               4,445,352            6,496,223
  Dividends reinvested                                                        855,488            1,031,666
  Cost of shares redeemed                                                 (11,832,818)         (17,107,632)
                                                                         ------------         ------------
    Change in net assets from capital transactions                         (6,531,978)          (9,579,743)
                                                                         ------------         ------------

Change in net assets                                                       (4,359,911)          (9,317,363)

Net Assets:
  Beginning of period                                                      51,984,169           61,301,532
                                                                         ------------         ------------
  End of period                                                          $ 47,624,258         $ 51,984,169
                                                                         ============         ============

Share Transactions:
  Issued                                                                      435,735              658,743
  Reinvested                                                                   84,231              104,650
  Redeemed                                                                 (1,160,580)          (1,735,867)
                                                                         ------------         ------------
    Change in Shares                                                         (640,614)            (972,474)
                                                                         ============         ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------


                                                                           October 31, 2001
Assets:
Investments, at value (cost $44,614,406)                                       $ 46,750,333
Investments in affiliates, at value (cost $398,783)                                 398,783
                                                                               ------------
 Total Investments                                                               47,149,116
Interest and dividends receivable                                                   539,324
Receivable for capital shares issued                                                     31
Receivable for investments sold                                                     251,982
Unamortized organizational costs                                                      1,259
Prepaid expenses and other assets                                                     1,374
                                                                               ------------
Total Assets                                                                     47,943,086

Liabilities:
Dividends payable                                          $    199,275
Payable for investments purchased                             2,260,395
Payable for capital shares redeemed                               1,922
Accrued expenses and other payables:
  Investment advisory fees                                       11,242
  Administration fees                                             1,487
  Service organization fees                                       3,104
  Custodian fees                                                    775
  Other payables                                                 17,941
                                                           ------------
Total Liabilities                                                                 2,496,141
                                                                               ------------

Net Assets consist of:
Capital                                                                        $ 43,740,295
Distributions in excess of net investment income                                     (1,669)
Accumulated net realized losses from investment
  transactions                                                                     (427,608)
Unrealized appreciation from investments                                          2,135,927
                                                                               ------------
Net Assets                                                                     $ 45,446,945
                                                                               ============

Service Shares:
  Net Assets                                                                   $ 45,446,945
  Outstanding Units of Beneficial Interest (Shares)                               4,313,538
  Redemption price per share                                                   $      10.54
                                                                               ============

  Maximum Sales Charge - Service Shares                                                3.75%
                                                                               ------------

  Maximum Offering Price (100%/(100%-
    Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) per share -
    Service Shares                                                             $      10.95
                                                                               ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------

                                                        For the year ended October 31, 2001
Investment Income:
  Interest income                                                                $2,810,049
  Dividend income from affiliates                                                    48,953
                                                                                 ----------
Total Investment Income                                                           2,859,002
                                                                                 ----------

Expenses:
  Investment advisory fees                                   $  182,872
  Administration fees                                            91,458
  12b-1 fees                                                    114,322
  Service organization fees                                     114,322
  Accounting fees                                                41,446
  Custodian fees                                                  9,145
  Transfer agent fees                                             1,940
  Other fees                                                     35,066
                                                             ----------

Total expenses before fee reductions                                                590,571
  Expenses reduced by the Investment Advisor                                         50,259
  Expenses reduced by the Distributor                                               114,322
  Expenses reduced by the Service Organizations                                      77,519
                                                                                 ----------
  Net expenses                                                                      348,471
                                                                                 ----------
Net Investment Income                                                             2,510,531
                                                                                 ----------

Realized/Unrealized Gains from
  Investments:
Net realized gains from investment
  transactions                                                                      708,483
Change in unrealized appreciation/depreciation
  from investments                                                                2,487,683
                                                                                 ----------
Net realized/unrealized gains from investments                                    3,196,166
                                                                                 ----------

Increase in Net Assets Resulting from
  Operations                                                                     $5,706,697
                                                                                 ==========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                           For the               For the
                                                                          Year ended            Year ended
                                                                         October 31,           October 31,
                                                                             2001                  2000
                                                                        -------------         -------------
From Investment Activities:
Operations:
  Net investment income                                                  $  2,510,531         $  2,959,857
  Realized gains (losses) from investment transactions                        708,483           (1,025,742)
  Change in unrealized appreciation/depreciation from investments           2,487,683              709,200
                                                                         ------------         ------------
    Change in net assets resulting from operations                          5,706,697            2,643,315
                                                                         ------------         ------------

Distributions to Shareholders:
  From net investment income                                               (2,510,531)          (2,959,857)
                                                                         ------------         ------------
    Total distributions to shareholders                                    (2,510,531)          (2,959,857)
                                                                         ------------         ------------

Capital Transactions:
  Proceeds from shares issued                                               5,978,137            9,187,452
  Dividends reinvested                                                        617,972              765,421
  Cost of shares redeemed                                                 (10,437,016)         (19,636,093)
                                                                         ------------         ------------
    Change in net assets from capital transactions                         (3,840,907)          (9,683,220)
                                                                         ------------         ------------

Change in net assets                                                         (644,741)          (9,999,762)

Net Assets:
  Beginning of period                                                      46,091,686           56,091,448
                                                                         ------------         ------------
  End of period                                                          $ 45,446,945         $ 46,091,686
                                                                         ============         ============

Share Transactions:
  Issued                                                                      586,125              946,052
  Reinvested                                                                   60,986               78,733
  Redeemed                                                                 (1,025,659)          (2,022,973)
                                                                         ------------         ------------
    Change in Shares                                                         (378,548)            (998,188)
                                                                         ============         ============

                      See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------


                                                                             October 31, 2001
Assets:
Investments, at value (cost $69,788,016)                                         $ 71,908,853
Investment in affiliates, at value (cost $1,530,789)                                1,530,789
                                                                                 ------------
  Total Investments                                                                73,439,642
Dividends receivable                                                                  125,186
Receivable for capital shares issued                                                    3,820
Unamortized organizational costs                                                        3,123
Prepaid expenses and other assets                                                         521
                                                                                 ------------
Total Assets                                                                       73,572,292

Liabilities:
Payable for capital shares redeemed                          $     38,338
Accrued expenses and other payables:
  Investment advisory fees                                         46,093
  Administration fees                                               2,487
  Service organization fees                                         5,159
  Custodian fees                                                    1,290
  Other payables                                                   15,965
                                                             ------------
Total Liabilities                                                                     109,332
                                                                                 ------------

Net Assets consist of:
Capital                                                                          $ 75,137,746
Accumulated net investment income                                                     829,720
Accumulated net realized losses from investment
  transactions                                                                     (4,625,343)
Unrealized appreciation from investments                                            2,120,837
                                                                                 ------------
Net Assets                                                                       $ 73,462,960
                                                                                 ============

Service Shares:
  Net Assets                                                                     $ 73,462,960
  Outstanding Units of Beneficial Interest (Shares)                                 6,904,051
  Redemption price per share                                                     $      10.64
                                                                                 ============

  Maximum Sales Charge - Service Shares                                                  5.00%
                                                                                 ------------

  Maximum Offering Price (100%/(100%-
    Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) per share -
    Service Shares                                                               $      11.20
                                                                                 ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------



                                                        For the year ended October 31, 2001
Investment Income:
  Dividend income                                                               $ 2,053,193
  Dividend income from affiliates                                                    71,949
  Foreign tax withholding                                                            (3,420)
                                                                                -----------
Total Investment Income                                                           2,121,722
                                                                                -----------

Expenses:
Investment advisory fees                                    $   829,094
Administration fees                                             165,819
12b-1 fees                                                      207,273
Service organization fees                                       207,273
Accounting fees                                                  39,931
Custodian fees                                                   16,580
Transfer agent fees                                               3,538
Other fees                                                       68,234
                                                            -----------

Total expenses before fee reductions                                              1,537,742
  Expenses reduced by the Investment Advisor                                        117,795
  Expenses reduced by the Distributor                                               207,273
  Expenses reduced by the Service Organization                                      140,442
                                                                                -----------
  Net Expenses                                                                    1,072,232
                                                                                -----------
Net Investment Income                                                             1,049,490
                                                                                -----------

Realized/Unrealized Gains (Losses) from
  Investments:
Net realized gains from investment
  transactions                                                                    4,275,756
Change in unrealized appreciation/depreciation
  from investments                                                               (6,648,019)
                                                                                -----------
Net realized/unrealized losses from
  investments                                                                    (2,372,263)
                                                                                -----------

Decrease in Net Assets Resulting from
  Operations                                                                    $(1,322,773)
                                                                                ===========

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            For the               For the
                                                                           Year ended           Year ended
                                                                          October 31,           October 31,
                                                                              2001                 2000
                                                                         -------------         -------------
From Investment Activities:
Operations:
  Net investment income                                                  $   1,049,490         $   1,425,585
  Net realized gains (losses) from investment transactions                   4,275,756            (7,121,471)
  Change in unrealized appreciation/depreciation from investments           (6,648,019)           13,891,151
                                                                         -------------         -------------
    Change in net assets resulting from operations                          (1,322,773)            8,195,265
                                                                         -------------         -------------

Distributions to Shareholders:
  From net investment income                                                (1,351,372)           (1,086,190)
  From net realized gains on investment transactions                                --            (3,844,171)
                                                                         -------------         -------------
    Total distributions to shareholders                                     (1,351,372)           (4,930,361)
                                                                         -------------         -------------

Capital Transactions:
  Proceeds from shares issued                                               12,317,424            14,660,955
  Dividends reinvested                                                         698,997             2,679,001
  Cost of shares redeemed                                                  (20,670,309)          (40,193,379)
                                                                         -------------         -------------
    Change in net assets from capital transactions                          (7,653,888)          (22,853,423)
                                                                         -------------         -------------

Change in net assets                                                       (10,328,033)          (19,588,519)

Net Assets:
  Beginning of period                                                       83,790,993           103,379,512
                                                                         -------------         -------------
  End of period                                                          $  73,462,960         $  83,790,993
                                                                         =============         =============

Share Transactions:
  Issued                                                                     1,065,359             1,508,920
  Reinvested                                                                    63,430               293,428
  Redeemed                                                                  (1,778,748)           (4,256,474)
                                                                         -------------         -------------
    Change in Shares                                                          (649,959)           (2,454,126)
                                                                         =============         =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------



                                                                           October 31, 2001
Assets:
Investment in Master Portfolio
  at value (cost $57,521,472)                                                  $ 48,068,774
Receivable for capital shares issued                                                  3,378
Unamortized organizational costs                                                        808
Prepaid expenses and other assets                                                     1,249
                                                                               ------------
Total Assets                                                                     48,074,209

Liabilities:
Payable for capital shares redeemed                        $      3,517
Accrued expenses and other payables:
  Investment advisory fees                                       14,221
  Administration fees                                             1,201
  Service organization fees                                       3,243
  Other payables                                                  9,303
                                                           ------------
Total Liabilities                                                                    31,485
                                                                               ------------

Net Assets consist of:
Capital                                                                        $ 59,484,665
Accumulated net investment income                                                   215,903
Accumulated net realized losses from investment
  transactions                                                                   (2,205,146)
Unrealized depreciation from investments                                         (9,452,698)
                                                                               ------------
Net Assets                                                                     $ 48,042,724
                                                                               ============

Service Shares:
  Net Assets                                                                   $ 48,042,724
  Outstanding Units of Beneficial Interest (Shares)                               5,198,932
  Redemption price per share                                                   $       9.24
                                                                               ============

  Maximum Sales Charge - Service Shares                                                5.00%
                                                                               ------------

  Maximum Offering Price (100%/(100%-
    Maximum Sales Charge) of net asset value
    adjusted to the nearest cent) per share -
    Service Shares                                                             $       9.73
                                                                               ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------


                                                        For the year ended October 31, 2001
Investment Income Allocated from
International Equity Portfolio:
  Income from Master Portfolio                                                  $ 1,474,789
  Foreign tax withholding                                                          (218,714)
  Expenses from Master Portfolio                                                   (268,966)
                                                                                -----------
Total Investment Income                                                             987,109
                                                                                -----------

Expenses:
  Investment advisory fees                                  $   217,579
  Administration fees                                            81,612
  12b-1 fees                                                    136,019
  Service organization fees                                     136,019
  Accounting fees                                                29,897
  Transfer agent fees                                             2,364
  Other fees                                                     44,759
                                                            -----------

Total expenses before fee reductions                                                648,249
  Expenses reduced by the Investment Advisor                                         27,152
  Expenses reduced by the Distributor                                               136,019
  Expenses reduced by the Service Organizations                                      92,257
                                                                                -----------
  Net Expenses                                                                      392,821
                                                                                -----------
Net Investment Income                                                               594,288
                                                                                -----------

Realized/Unrealized Losses on
  Investments:
Net realized losses from investment
  transactions                                                                   (2,035,661)
Change in unrealized appreciation/depreciation
  from investments                                                               (7,861,351)
                                                                                -----------
Net realized/unrealized losses from
  investments                                                                    (9,897,012)
                                                                                -----------

Change in Net Assets Resulting from
  Operations                                                                    $(9,302,724)
                                                                                ===========

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                               For the              For the
                                                                              Year ended           Year ended
                                                                             October 31,          October 31,
                                                                                 2001                 2000
                                                                             ------------         ------------
From Investment Activities:
Operations:
  Net investment income                                                      $    594,288         $    741,657
  Net realized gains (losses) from investment transactions                     (2,035,661)           6,228,475
  Net change in unrealized appreciation/depreciation from investments          (7,861,351)          (5,224,492)
                                                                             ------------         ------------
    Change in net assets resulting from operations                             (9,302,724)           1,745,640
                                                                             ------------         ------------

Distributions to Shareholders:
  From net investment income                                                     (354,960)            (854,824)
  From net realized gains from investment transactions                         (7,158,192)          (2,856,562)
                                                                             ------------         ------------
    Total distributions to shareholders                                        (7,513,152)          (3,711,386)
                                                                             ------------         ------------

Capital Transactions:
  Proceeds from shares issued                                                  12,107,289           14,104,077
  Dividends reinvested                                                          3,852,501            1,938,090
  Cost of shares redeemed                                                     (11,270,474)         (17,348,356)
                                                                             ------------         ------------
    Change in net assets from capital transactions                              4,689,316           (1,306,189)
                                                                             ------------         ------------

Change in net assets                                                          (12,126,560)          (3,271,935)

Net Assets:
  Beginning of period                                                          60,169,284           63,441,219
                                                                             ------------         ------------
  End of period                                                              $ 48,042,724         $ 60,169,284
                                                                             ============         ============

Share Transactions:
  Issued                                                                        1,147,240            1,063,497
  Reinvested                                                                      344,281              144,850
  Redeemed                                                                     (1,029,233)          (1,295,298)
                                                                             ------------         ------------
    Change in Shares                                                              462,288              (86,951)
                                                                             ============         ============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities
--------------------------------------------------------------------------------


                                                                           October 31, 2001
Assets:
Investments, at value (cost $136,967,971)                                     $ 142,707,533
Interest and dividends receivable                                                 1,673,582
Receivable for capital shares issued                                                 73,759
Prepaid expenses and other assets                                                       229
                                                                              -------------
Total Assets                                                                    144,455,103

Liabilities:
Dividends payable                                         $     517,151
Payable for investments purchased                             1,012,764
Payable for capital shares redeemed                               9,420
Accrued expenses and other payables:
  Investment advisory fees                                       21,294
  Administration fees                                             4,685
  Service organization fees                                       9,698
  Custodian fees                                                  2,424
  Other payables                                                 29,252
                                                          -------------
Total Liabilities                                                                 1,606,688
                                                                              -------------

Net Assets consist of:
Capital                                                                       $ 139,112,278
Distributions in excess of net investment income                                     (6,265)
Accumulated net realized losses from investment
  transactions                                                                   (1,997,160)
Unrealized appreciation from investments                                          5,739,562
                                                                              -------------
Net Assets                                                                    $ 142,848,415
                                                                              =============

Service Shares:
  Net Assets                                                                  $ 142,848,415
  Outstanding Units of Beneficial Interest (Shares)                              13,152,992
  Redemption price per share                                                  $       10.86
                                                                              =============

Maximum Sales Charge - Service Shares                                                  3.75%
                                                                              -------------

Maximum Offering Price (100%/(100%-
  Maximum Sales Charge) of net asset value
  adjusted to the nearest cent) per share -
  Service Shares                                                              $       11.28
                                                                              =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------


                                                        For the year ended October 31, 2001
Investment Income:
  Interest income                                                               $ 6,925,599
  Dividend income                                                                    64,904
                                                                                -----------
Total Investment Income                                                           6,990,503
                                                                                -----------

Expenses:
  Investment advisory fees                                  $   424,463
  Administration fees                                           283,042
  12b-1 fees                                                    353,801
  Service organization fees                                     353,801
  Accounting fees                                                59,230
  Custodian fees                                                 28,302
  Transfer agent fees                                             8,773
  Other fees                                                    110,582
                                                            -----------

Total expenses before fee reductions                                              1,621,994
  Expenses reduced by the Investment Advisor                                        179,310
  Expenses reduced by the Distributor                                               353,801
  Expenses reduced by the Service Organizations                                     239,923
                                                                                -----------
  Net Expenses                                                                      848,960
                                                                                -----------
Net Investment Income                                                             6,141,543
                                                                                -----------

Realized/Unrealized Gains from
  Investments:
Net realized gains from investment
  transactions                                                                       40,890
Change in unrealized appreciation/depreciation
  from investments                                                                6,787,486
                                                                                -----------
Net realized/unrealized gains from
  investments                                                                     6,828,376
                                                                                -----------

Increase in Net Assets Resulting from
  Operations                                                                    $12,969,919
                                                                                ===========

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                            For the               For the
                                                                          Year ended            Year ended
                                                                          October 31,           October 31,
                                                                             2001                  2000
                                                                         -------------         -------------
From Investment Activities:
Operations:
  Net investment income                                                  $   6,141,543         $   6,444,851
  Net realized gains (losses) from investment transactions                      40,890            (1,380,263)
  Change in unrealized appreciation/depreciation from investments            6,787,486             4,371,752
                                                                         -------------         -------------
    Change in net assets resulting from operations                          12,969,919             9,436,340
                                                                         -------------         -------------

Distributions to Shareholders:
  From net investment income                                                (6,150,072)           (6,444,851)
                                                                         -------------         -------------
    Total distributions to shareholders                                     (6,150,072)           (6,444,851)
                                                                         -------------         -------------

Capital Transactions:
  Proceeds from shares issued                                               19,950,117            24,653,585
  Dividends reinvested                                                         638,073               696,883
  Cost of shares redeemed                                                  (25,192,467)          (33,316,258)
                                                                         -------------         -------------
    Change in net assets from capital transactions                          (4,604,277)           (7,965,790)
                                                                         -------------         -------------

Change in net assets                                                         2,215,570            (4,974,301)

Net Assets:
  Beginning of period                                                      140,632,845           145,607,146
                                                                         -------------         -------------
  End of period                                                          $ 142,848,415         $ 140,632,845
                                                                         =============         =============

Share Transactions:
  Issued                                                                     1,869,977             2,417,845
  Reinvested                                                                    59,928                68,775
  Redeemed                                                                  (2,362,811)           (3,285,208)
                                                                         -------------         -------------
    Change in Shares                                                          (432,906)             (798,588)
                                                                         =============         =============

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                  Principal              Amortized
                                                                   Amount                   Cost
                                                                  ---------              ---------
Bank Notes (13.0%)
Banking (13.0%)
Banco Popular de Puerto Rico,                                     $  2,000,000          $  2,000,000
  3.72%*, 11/13/01
Banco Popular de Puerto Rico,                                        1,500,000             1,500,000
  3.59%*, 12/3/01
First Union National Bank, 3.59%*,                                   3,000,000             3,003,623
  12/6/01
National City Bank, 2.49%*, 1/10/02                                  3,000,000             3,002,517
                                                                                        ------------
Total Bank Notes                                                                           9,506,140
                                                                                        ------------

Commercial Paper (44.6%)
Asset Backed Securities (15.9%)
Govco Inc., 2.75%**, 12/17/01 (b) (c)                                3,500,000             3,487,702
Jupiter Security Corp., 2.38%**, 1/4/02 (b) (c)                      1,989,000             1,980,584
Scaldis Capital LLC, 3.9%**, 11/20/01 (b) (c)                        3,251,000             3,244,308
Sigma Finance Inc., 3.56%**, 3/28/02 (b) (c)                         3,000,000             2,956,390
                                                                                        ------------
                                                                                          11,668,984
                                                                                        ------------
Banking (26.0%)
Abbey National North America,                                        3,000,000             2,989,852
  3.80%**, 12/3/01
Bank of Scotland Treasury, 2.24%**,                                  3,000,000             2,970,507
  4/8/02
Credit Suisse First Boston, 2.22%**,                                 2,000,000             1,978,787
  4/22/02 (b)
Fortis Funding LLC, 3.36%**,12/3/01 (b) (c)                          2,000,000             1,993,316
Kitty Hawk Funding Corp., 2.42%**,                                   2,896,000             2,868,940
  3/20/02 (b) (c)
Societe Generale North America,                                      3,000,000             2,944,840
  3.36%**, 5/17/02
Stellar Funding, 3.82%**, 12/4/01 (b) (c)                            2,080,000             2,072,717
Stellar Funding, 3.93%**, 12/20/01 (b) (c)                           1,281,000             1,274,148
                                                                                        ------------
                                                                                          19,093,107
                                                                                        ------------
Financial - Leasing Company (2.7%)
General Electric Capital Corp,                                       2,000,000             1,970,927
  3.56%**, 3/28/02                                                                      ------------

Total Commercial Paper
                                                                                          32,733,018
                                                                                        ------------
Funding Agreements (4.1%)
The Travelers Insurance Co., 3.66%*,                                 3,000,000             3,000,000
12/10/01 (d) (f)                                                                        ------------

Total Funding Agreements
                                                                                           3,000,000
                                                                                        ------------
Medium Term/Senior Notes (23.8%)
Banking (4.4%)
Wells Fargo & Co., Series A, 3.72%*,                                 3,250,000             3,254,700
11/6/01                                                                                 ------------

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                  Principal              Amortized
                                                                Amount Shares               Cost
                                                                -------------               ----
Medium Term/Senior Notes, continued

Financial Services (10.9%)
Merrill Lynch, 3.76%*, 11/1/01                                    $  3,000,000          $  3,000,000
Morgan Stanley Dean Witter, Series C,                                2,000,000             2,000,819
2.44%*, 1/28/02
Salomon Smith Barney, Series H,                                      3,000,000             3,003,286
2.51%*, 1/28/02                                                                         ------------

                                                                                           8,004,105
                                                                                        ------------
Motor Vehicles (4.1%)

American Honda Finance, 3.36%*,                                      3,000,000             3,000,000
12/12/01 (b)                                                                            ------------

Telecommunications (4.4%)

Vodafone Group PLC, 3.31%*,                                          3,200,000             3,200,443
12/19/01 (b)                                                                            ------------

Total Medium Term/Senior Notes                                                            17,459,248
                                                                                        ------------

Promissory Notes (4.1%)

Financial Services (4.1%)
Goldman Sachs Group, Inc., 4.27%,                                    3,000,000             3,000,000
12/27/01 (e)                                                                            ------------

Total Promissory Notes                                                                     3,000,000
                                                                                        ------------
U.S. Government Agencies (6.8%)
Fannie Mae, Series BB, 2.18%**,                                      5,000,000             4,958,000
3/21/02                                                                                 ------------

Total U.S. Government Agencies                                                             4,958,000
                                                                                        ------------
Investment Companies (3.5%)

AIM Liquid Assets Portfolio                                                 13                    13
CitiFund Institutional Liquid Reserves                               2,597,203             2,597,203
                                                                                        ------------
Total Investment Companies                                                                 2,597,216
                                                                                        ------------


Total Investments (Amortized Cost $73,253,622) (a) - 99.9%                                73,253,622
Other assets in excess of liabilities - 0.1%                                                  39,721
                                                                                        ------------
TOTAL NET ASSETS - 100.0%                                                               $ 73,293,343
                                                                                        ============

-------------
* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2001. Maturity date reflects next rate change date.
** Discount securities. The rate represents the effective yield on date of purchase.
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.
(c) Represents section 4(2) commercial paper which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.
(d) Includes 90-day unconditional put.
(e) Includes 7-day unconditional put.
(f) Illiquid security with a market value which represents 4.1% of the market value of the Fund's investments.

                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                     Amount                Value
                                                                   ---------               -----
Asset Backed Securities (6.3%)
Capital Auto Receivables Asset Trust,                             $  1,000,000          $  1,000,468
  Series 2001-1, Class A5, 2.60%*,
  11/15/01
Household Consumer Loan Trust,                                         282,369               283,000
  Series 1995-1, Class A, 3.73%*,
  11/15/01
Main Place Fund, Series 1999-1,                                      1,000,000             1,000,115
  3.63%*, 11/26/01
Residential Asset Securities Corp.,                                    198,458               198,669
  Series 1997-KS3, Class MII1, 2.84%*,
  11/25/01
USAA Auto Owner Trust, Series                                          500,000               520,795
                                                                                        ------------
  2001-1, Class A4, 5.08%, 3/15/06
Total Asset Backed Securities                                                              3,003,047
                                                                                        ------------

Collateralized Mortgage Obligations (24.1%)
Collateralized Mortgage Obligation                                     350,921               364,112
  Trust, Series 64, Class Z, 9.00%,
  11/20/20
Fannie Mae, Series 1993-76, Class PH,                                1,620,000             1,680,854
  6.00%, 8/25/07
Fannie Mae, Series 1999-19, Class PB,                                  671,672               673,945
  6.00%, 6/25/08
Fannie Mae, Series 1999-19, Class LA,                                  783,640               786,818
  6.50%, 9/25/08
Fannie Mae, Series 1999-19, Class PC,                                1,250,000             1,278,256
  6.00%, 9/25/14
Fannie Mae, Series 1999-35, Class PH,                                  500,000               522,363
  6.00%, 6/25/20
Freddie Mac, Series 2091, Class PC,                                  1,250,000             1,290,244
  6.00%, 6/15/16
Freddie Mac, Series 2298, Class PG,                                  1,100,000             1,138,616
  6.00%, 5/15/19
Freddie Mac, Series 1694, Class A,                                     750,000               793,384
  6.50%, 9/15/23
Independent National Mortgage Corp.,                                    53,471                54,692
  Series 1994-X, Class A2, 7.99%*,
  11/1/01
Mall of America Capital Co., LLC,                                      600,000               596,664
  Series 2000-1, Class A, 2.83%*,
  11/12/01 (b)
Merrill Lynch Mortgage Investors,                                       61,335                61,201
  Inc., Series 1992-H, Class A1-1,
  7.77%*, 11/1/01
Merrill Lynch Mortgage Investors,                                       64,724                64,634
  Inc., Series 1993-F, Class A3, 4.12%*,
  11/15/01
Merrill Lynch Mortgage Investors,                                       65,469                67,486
  Inc., Series 1994-D, Class A, 8.56%*,
  11/25/01

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                     Amount               Value
                                                                   ---------              -----
Collateralized Mortgage Obligations, continued
Small Business Administration, Series                             $    418,994          $    463,390
  2000-10C, Class 1, 7.88%, 5/1/10
Vendee Mortgage Trust, Series                                           10,950                10,945
  1993-1, Class E, 7.00%, 1/15/16
Vendee Mortgage Trust, Series                                        1,500,000             1,607,884
  2001-1, Class 2B, 7.00%, 12/15/22                                                     ------------
Total Collateralized Mortgage Obligations                                                 11,455,488
                                                                                        ------------

Corporate Bonds (17.3%)
Aerospace/Defense Equipment (0.9%)
General Dynamics Corp., 3.73%*,                                        225,000               225,091
  12/3/01, Callable 9/1/02 @ 100 (b)
Raytheon Co., 4.09%*, 12/3/01                                          225,000               225,193
                                                                                        ------------
                                                                                             450,284
                                                                                        ------------
Airlines (0.2%)
NWA Trust, 8.26%, 3/10/06                                              116,000               103,657
                                                                                        ------------
Automotive (0.4%)
TRW, Inc., 6.63%, 6/1/04                                               165,000               170,495
                                                                                        ------------
Banking (2.6%)
Bank One Corp., 7.63%, 8/1/05                                          125,000               138,080
First Union Corp., 6.95%, 11/1/04                                      300,000               326,506
Marshall & Ilsley Corp., 6.38%,                                        300,000               315,257
  7/15/03
PNC Bank N.A., 7.88%, 4/15/05                                          400,000               445,653
                                                                                        ------------
                                                                                           1,225,496
                                                                                        ------------
Broadcasting/Cable (0.3%)
Clear Channel Communications,                                          125,000               134,578
  7.88%, 6/15/05                                                                        ------------

Chemicals (0.3%)
Praxair, Inc., 6.75%, 3/1/03                                           160,000               166,611
                                                                                        ------------
Electric - Generation (0.3%)
Reliant Energy, Inc., 7.40%, 11/15/02 (b)                              150,000               155,492
                                                                                        ------------
Financial Services (2.7%)
Citigroup, Inc., 5.75%, 5/10/06                                        200,000               209,917
GMAC Mortgage Corp., Series                                            500,000               500,001
  2001-HE3, Class A2, 2.71%*, 11/25/01
Morgan Stanley Dean Witter, 6.10%,                                     200,000               210,312
  4/15/06
Qwest Capital Funding, 6.13%,                                          350,000               355,778
  7/15/02                                                                               ------------

                                                                                           1,276,008
                                                                                        ------------
Food/Beverage Products (1.0%)
Campbell Soup Co., 2.85%*, 1/18/02                                     150,000               150,101
Conagra Foods Inc., 4.22%*,                                            150,000               150,246
  12/10/01
Kellogg Co., Series B, 5.50%, 4/1/03                                   150,000               154,105
                                                                                        ------------
                                                                                             454,452
                                                                                        ------------
Industrial Goods & Services (0.2%)
Cargill, Inc., 7.72%, 2/12/02 (b)                                      111,083               112,538
                                                                                        ------------

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                     Amount               Value
                                                                   ---------              -----
Corporate Bonds, continued
Life Insurance (0.4%)
AON Corp., 6.90%, 7/1/04                                          $    200,000          $    214,127
                                                                                        ------------
Multimedia (0.4%)
Viacom, Inc., 6.75%, 1/15/03                                           170,000               176,884
                                                                                        ------------
Oil & Gas Exploration Products & Services (1.8%)
Conoco, Inc., 3.28%*, 1/15/02                                          200,000               200,261
R&B Falcon Corp., Series B, 6.75%,                                     200,000               210,508
  4/15/05
Smith International, Inc., 3.56%*,                                     150,000               150,118
  1/15/02 (b)
Union Pacific Resources, 6.50%,                                        275,000               291,830
                                                                                        ------------
  5/15/05

                                                                                             852,717
                                                                                        ------------
Oil Field Services (1.1%)
Colonial Pipeline, 7.13%, 8/15/02 (b)                                  500,000               512,245
                                                                                        ------------
Paper/Forest Products (0.5%)
International Paper Co., 8.00%,                                        225,000               239,189
                                                                                        ------------
  7/8/03

Pharmaceuticals (0.5%)
Bristol-Myers Squibb Co., 4.75%,                                       225,000               229,871
                                                                                        ------------
  10/1/06

Pipelines (0.5%)
Enron Corp., 9.13%, 4/1/03                                             100,000                87,118
Williams Cos., Inc., 6.63%, 11/15/04                                   150,000               158,744
                                                                                        ------------
                                                                                             245,862
                                                                                        ------------
Railroads (0.8%)
Union Pacific Corp., 3.15%*, 1/2/02                                    385,000               385,652
                                                                                        ------------
Special Purpose Entity (0.7%)
Marlin Water Trust, 6.31%, 7/15/03 (b)                                 210,000               155,305
Monumental Global Funding, 6.05%,                                      150,000               157,310
                                                                                        ------------
  1/19/06 (b)

                                                                                             312,615
                                                                                        ------------
Telecommunications (1.7%)
AT&T Corp., 5.63%, 3/15/04                                             375,000               384,403
Sprint Corp., 8.13%, 7/15/02                                           400,000               412,288
                                                                                        ------------
                                                                                             796,691
                                                                                        ------------
Total Corporate Bonds                                                                      8,215,464
                                                                                        ------------

Medium Term/Senior Notes (8.0%)
Aerospace/Defense Equipment (0.3%)
Parker Hanifan Corp., 3.40%*,                                          150,000               150,138
                                                                                        ------------
  1/2/02

Banking (2.7%)
Bank of America Corp., 3.76%*,                                         300,000               300,080
  11/26/01
Key Corp Bank, 3.78%*, 11/30/01                                        250,000               250,405
Mercantile Bancorp, 7.05%, 6/15/04                                     400,000               429,929
Washington Mutual Bank, 2.70%*,                                        260,000               259,031
                                                                                        ------------
  1/25/02

                                                                                           1,239,445
                                                                                        ------------

                                   continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                     Amount               Value
                                                                   ---------              -----

Medium Term/Senior Notes, continued
Computer Hardware (0.3%)
Compaq Computer Corp., 6.20%,                                     $    150,000          $    154,426
                                                                                        ------------
  5/15/03

Diversified (1.6%)
USAA Capital Corp., 6.90%, 11/01/02 (b)                                750,000               782,192
                                                                                        ------------
Electric - Integrated (0.5%)
Dominion Resources Inc., 3.19%*,                                       250,000               250,359
                                                                                        ------------
  7/2/03, Callable 4/2/02 @ 100

Finance (2.1%)
Ford Motor Credit Co., 4.32%*,                                         375,000               367,759
  12/10/01
Merrill Lynch, 3.93%*, 11/23/01                                        225,000               225,257
Verizon Global Funding Corp., 2.87%*,                                  400,000               400,382
                                                                                        ------------
  12/21/01

                                                                                             993,398
                                                                                        ------------
Financial Services (0.5%)
John Hancock Global Funding II,                                        250,000               248,766
                                                                                        ------------
  3.55%*, 12/12/01 (b)

Total Medium Term/Senior Notes                                                             3,818,724
                                                                                        ------------

Taxable Municipal Bonds (7.0%)
Arkansas (0.9%)
State, Water Waste Disposal, Series A,                                 400,000               411,508
                                                                                        ------------
  GO, 4.85%, 7/1/03, OID

California (0.8%)
San Francisco, Affordable Housing, Series D,                           350,000               363,892
                                                                                        ------------
  GO, 5.50%, 6/15/05, OID

Connecticut (0.8%)
State, Series A, GO, 6.50%, 12/1/03                                    375,000               399,686
                                                                                        ------------
Illinois (1.5%)
Chicago, GO, 7.30%, 1/1/04, FGIC                                       400,000               430,492
Chicago, Neighborhoods Alive, GO, 5.20%,                               275,000               282,769
                                                                                        ------------
  1/1/06, FGIC

                                                                                             713,261
                                                                                        ------------
Mississippi (0.6%)
State, GO, 6.00%, 2/1/05                                               250,000               263,863
                                                                                        ------------
New Jersey (1.4%)
Hudson County, GO, 6.09%, 9/1/05,                                      625,000               677,280
                                                                                        ------------
  FSA

Oregon (0.5%)
Cow Creek Band Umpqua Tribe of                                         245,000               257,113
                                                                                        ------------
  Indians, Revenue, Series A, 6.20%,
  7/1/03, AMBAC (b)

Wisconsin (0.5%)
Beaver Dam, GO, 5.50%, 9/1/04                                          220,000               228,101
                                                                                        ------------
Total Taxable Municipal Bonds                                                              3,314,704
                                                                                        ------------

                                   continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                 Principal
                                                               Amount/Shares                Value
                                                               -------------                -----
U.S. Government Agencies (17.5%)
Fannie Mae (13.1%)
6.30%*, 11/1/01                                                     $  150,839           $   155,403
2.54%*, 11/25/01                                                       400,929               400,679
7.15%, 11/1/03                                                       1,430,382             1,512,071
5.13%, 2/13/04                                                       2,500,000             2,621,667
6.00%, 11/1/14                                                       1,087,478             1,124,736
8.50%, 8/1/30                                                          408,491               434,336
                                                                                        ------------
                                                                                           6,248,892
                                                                                        ------------
Freddie Mac (4.4%)
5.25%, 2/15/04                                                       2,000,000             2,098,490
                                                                                        ------------
Total U.S. Government Agencies                                                             8,347,382
                                                                                        ------------

U.S. Government Agency Pass-Through Securities (2.0%)
Fannie Mae (1.4%)
7.17%*, 11/1/01, Pool #365421                                          156,540               163,323
6.20%, 6/1/06, Pool #383652                                            523,035               547,103
                                                                                        ------------
                                                                                             710,426
                                                                                        ------------
Freddie Mac (0.2%)
7.10%*, 11/1/01, Pool #846367                                           83,595                86,425
                                                                                        ------------
Small Business Administration (0.4%)
6.63%*, 11/1/01, Pool #503653                                           48,973                51,387
6.48%*, 11/1/01, Pool #503664                                           85,776                90,573
7.23%*, 11/1/01, Pool #502966                                           29,603                31,807
                                                                                        ------------
                                                                                             173,767
                                                                                        ------------
Total U.S. Government Agency Pass-Through Securities                                         970,618
                                                                                        ------------

U.S. Government Bond (4.7%)
Housing and Urban Development (4.7%)
Housing Urban Development, 7.13%,                                    1,400,000             1,507,011
  8/1/03
Housing Urban Development, Series                                      700,000               729,096
  01-A, 4.97%, 8/1/05                                                                   ------------
Total U.S. Government Bond                                                                 2,236,107
                                                                                        ------------

U.S. Treasury Obligations (11.2%)
U.S. Treasury Notes (11.2%)
5.88%, 11/15/04                                                      1,500,000             1,625,978
3.50%, 1/15/11                                                       3,569,475             3,712,257
                                                                                        ------------
Total U.S. Treasury Obligations                                                            5,338,235
                                                                                        ------------
Investment Companies (0.8%)
American AAdvantage U.S.                                               402,076               402,076
Government Money Market Fund (c)                                                        ------------
Total Investment Companies                                                                   402,076
                                                                                        ------------


Total Investments (Cost $45,625,107) (a) - 98.9%                                          47,101,845
                                                                                        ------------
Other assets in excess of liabilities - 1.1%                                                 522,413
                                                                                        ------------
TOTAL NET ASSETS - 100.0%                                                                $47,624,258
                                                                                        ============

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund
Schedule of Portfolio Investments
October 31, 2001


* Variable rate securities. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2001. Maturity date reflects next rate change date.

(a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation                         $1,577,113
Unrealized depreciation                           (100,375)
                                               -----------
Net unrealized appreciation                     $1,476,738
                                               ===========


(b) Represents a restricted security purchased under Rule 144A which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.

(c) Affiliate.

AMBAC - Insured by AMBAC Indemnity Corp.
FGIC - Insured by Financial Guaranty Insurance Corp.
FSA - Insured by Financial Security Assurance Inc.
GO - General Obligation
OID - Original Issue Discount






                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                 Principal
                                                                  Amount                     Value
                                                                 ---------                   -----
Asset Backed Securities (7.6%)
EQCC Home Equity Loan Trust,                                       $  435,702             $  445,127
  Series 1995-3, Class A4, 7.10%,
  2/15/12
EQCC Home Equity Loan Trust,                                          680,405                710,019
  Series 1996-2, Class A4, 7.50%,
  6/15/21
Green Tree Financial Corp., Series                                    443,326                474,098
  1997-7, Class A8, 6.86%, 7/15/29
Household Consumer Loan Trust,                                        262,678                259,754
  Series 1997-1, Class A3, 5.39%*,
  11/15/01
Main Place Fund, Series 1999-1,                                     1,000,000              1,000,116
  3.63%*, 11/26/01
Residential Asset Securities Corp.,                                   198,458                198,669
  Series 1997-KS3, Class MII1, 2.84%*,
  11/25/01
USAA Auto Owner Trust, Series                                         350,000                364,556
  2001-1, Class A4, 5.08%, 3/15/06                                                      ------------
Total Asset Backed Securities                                                              3,452,339
                                                                                        ------------

Collateralized Mortgage Obligations (10.6%)
American Housing Trust, Series VI,                                    348,944                373,784
  Class 1-I, 9.15%, 5/25/20
Asset Securitization Corp., Series                                    750,000                818,409
  1997-D4, Class A1C, 7.42%, 4/14/29
Bank of America Mortgage Securities,                                  500,000                513,262
  Series 2001-C, Class A3, 5.98%,
  7/25/31
Fannie Mae, Series 1999-19, Class PC,                               1,000,000              1,022,605
  6.00%, 9/25/14
GMAC Commercial Mortgage                                              350,000                373,086
  Securities, Inc., Series 1996-C1, Class
  A2B, 7.22%, 2/15/06
Mellon Residential Funding Corp.,                                     500,000                526,696
  Series 2001-HEIL, Class A4, 6.62%,
  2/25/21
Merrill Lynch Mortgage Investors,                                      61,335                 61,201
  Inc., Series 1992-H, Class A1-1,
  7.77%*, 11/1/01
Merrill Lynch Mortgage Investors,                                   1,000,000              1,093,424
  Inc., Series 1997-C1, Class A3, 7.12%,
  6/18/29
Resolution Trust Corp., Series 1995-1,                                 50,669                 50,553
  Class A2D, 7.50%, 10/25/28                                                            ------------
Total Collateralized Mortgage Obligations                                                  4,833,020
                                                                                        ------------

                                   continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                     Amount               Value
                                                                   ---------              -----

Corporate Bonds (29.7%)
Airlines (1.2%)
Continental Airlines, Series 01-1, Class C,                      $    150,000           $    102,000
  7.03%, 6/15/11
Continental Airlines, Series 972A,                                    288,404                290,915
  7.15%, 6/30/07
NWA Trust, 8.26%, 3/10/06                                             156,600                139,937
                                                                                        ------------
                                                                                             532,852
                                                                                        ------------
Automotive (0.3%)
TRW, Inc., 6.63%, 6/1/04                                              150,000                154,996
                                                                                        ------------
Banking (8.9%)
AmSouth Bancorp, 6.13%, 3/1/09                                        225,000                222,989
Associated Banc Corp., 6.75%,                                         200,000                206,603
  8/15/11
Bank of America Corp., 7.40%,                                         300,000                331,120
  1/15/11
Bank One Corp., 7.63%, 8/1/05                                         300,000                331,390
BB&T Corp., 7.25%, 6/15/07                                            125,000                137,142
BB&T Corp., 6.50%, 8/1/11                                             125,000                130,727
Chase Capital VI, 4.30%*, 11/1/01                                     350,000                310,902
City National Bank, Series AI, 6.75%,                                 250,000                256,553
  9/1/11
First Bank System, Inc., 7.63%,                                       150,000                165,188
  5/1/05
First Union National Bank, 7.80%,                                     300,000                339,031
  8/18/10
Firstar Bank N.A., 7.13%, 12/1/09                                     150,000                164,186
Lincoln National Corp., 7.25%,                                        200,000                215,656
  5/15/05
Manufacturers & Traders Trust Co.,                                    150,000                171,340
  8.00%, 10/1/10
Marshall & Ilsley Bank, 6.38%,                                        200,000                209,817
  9/1/11
PNC Bank N.A., 7.88%, 4/15/05                                         350,000                389,946
Washington Mutual Bank, Series                                        235,000                239,847
  2001-AR1, Class IA3, 6.10%, 5/25/04
Washington Mutual Bank, Series II,                                    250,000                268,927
                                                                                        ------------
  6.88%, 6/15/11
                                                                                           4,091,364
                                                                                        ------------
Broadcasting/Cable (0.7%)
Clear Channel Communications,                                         150,000                161,494
  7.88%, 6/15/05
Cox Enterprises Inc., 8.00%, 2/15/07 (b)                              125,000                136,619
                                                                                        ------------
                                                                                             298,113
                                                                                        ------------
Chemicals (0.3%)
Praxair, Inc., 6.75%, 3/1/03                                          150,000                156,198
                                                                                        ------------
Consumer Goods & Services (0.6%)
Bausch & Lomb, 6.75%, 12/15/04                                        165,000                165,689
Dial Corp., 7.00%, 8/15/06                                            100,000                102,352
                                                                                        ------------
                                                                                             268,041
                                                                                         -----------

                                   continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                     Amount               Value
                                                                   ---------              -----


Corporate Bonds, continued
Electric - Generation (0.6%)
Niagara Mohawk Power, Series F,                                  $     94,512           $    102,398
  7.63%, 10/1/05
Reliant Energy, Inc., 7.40%, 11/15/02 (b)                             150,000                155,492
                                                                                        ------------
                                                                                             257,890
                                                                                        ------------
Electric Utility (1.3%)
Utilicorp, 6.88%, 10/1/04, AMBAC                                      550,000                584,722
                                                                                        ------------
Electrical & Electronic (0.7%)
Philips Electronics N.V., 7.75%,                                      300,000                321,365
  4/15/04                                                                               ------------

Financial Services (5.7%)
Allstate Financial Global Funding,                                    300,000                312,945
  6.50%, 6/14/11, GIC (b)
Athena Neuro Financial LLC, 7.25%,                                    150,000                161,835
  2/21/08
Citigroup, Inc., 5.75%, 5/10/06                                       225,000                236,157
Ford Motor Credit Co., 6.70%,                                         360,000                370,808
  7/16/04
Goldman Sachs Group LP, 7.88%,                                        300,000                317,750
  1/15/03 (b)
Morgan Stanley Dean Witter, 6.10%,                                    300,000                315,469
  4/15/06
Prudential Insurance, 7.65%, 7/1/07 (b)                               250,000                276,396
Reliastar Financial Corp., 7.13%,                                     345,000                363,497
  3/1/03
Terra Nova Holdings, 7.20%, 8/15/07                                   250,000                258,489
                                                                                        ------------
                                                                                           2,613,346
                                                                                        ------------
Food/Beverage Products (0.2%)
Kellogg Co., Series B, 6.00%, 4/1/06                                   75,000                 78,714
                                                                                        ------------
Industrial Goods & Services (0.5%)
Aramark Corp., 6.75%, 8/1/04                                          200,000                206,604
                                                                                        ------------
Life Insurance (3.0%)
American General Corp., 7.75%,                                        350,000                389,026
  4/1/05
AON Corp., 6.90%, 7/1/04                                              175,000                187,361
Equitable Life, 6.95%, 12/1/05 (b)                                    270,000                289,980
Ing Groep NV, 8.00%, 10/30/06                                         300,000                339,022
Protective Life U.S. Funding, 5.88%,                                  150,000                154,090
  8/15/06 (b)                                                                           ------------

                                                                                           1,359,479
                                                                                        ------------
Minerals (0.3%)
Phelps Dodge Corp., 6.63%, 10/15/05                                   150,000                145,958
                                                                                        ------------
Oil & Gas Exploration Products & Services (0.3%)
R&B Falcon Corp., Series B, 6.75%,                                    150,000                157,880
  4/15/05                                                                               ------------

                                   continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
 October 31, 2001

                                                                   Principal
                                                                     Amount               Value
                                                                   ---------              -----
Corporate Bonds, continued
Oil & Gas Transmission (1.6%)
Coastal Corp., 9.75%, 8/1/03                                     $    150,000           $    164,027
Conoco Funding Inc., 6.35%,                                           100,000                101,809
  10/15/11
Duke Energy Field Services Corp.,                                     145,000                156,969
  7.50%, 8/16/05
Phillips Petroleum Co., 8.50%,                                        250,000                282,333
                                                                                        ------------
  5/25/05
                                                                                             705,138
                                                                                        ------------
Paper & Related Products (0.3%)
International Paper Co., 6.13%,                                       125,000                130,288
                                                                                        ------------
  11/1/03

Pipelines (0.3%)
Williams Cos., Inc., 6.63%, 11/15/04                                  150,000                158,745
                                                                                        ------------
Retail Stores/Catalog (0.7%)
Kohls Corp., 6.70%, 2/1/06                                            200,000                216,905
Target Corp., 5.40%, 10/1/08                                          100,000                101,659
                                                                                        ------------
                                                                                             318,564
                                                                                        ------------
Schools (0.6%)
Harvard University, 8.13%, 4/15/07                                    250,000                290,573
                                                                                        ------------
Special Purpose Entity (0.5%)
Monumental Global Funding, 6.05%,                                     200,000                209,747
                                                                                        ------------
  1/19/06 (b)

Telecommunications (1.1%)
AT&T Wireless Group, 7.35%, 3/1/06 (b)                                100,000                106,836
Qwest Capital Funding, 7.75%, 8/15/06 (b)                             225,000                238,291
Verizon Global Funding Corp., 6.75%,                                  125,000                134,695
                                                                                        ------------
  12/1/05 (b)
                                                                                             479,822
                                                                                        ------------
Total Corporate Bonds                                                                     13,520,399
                                                                                        ------------

Medium Term/Senior Notes (4.8%)
Aluminum (0.7%)
Reynolds Metals, 7.00%, 5/15/09                                       300,000                326,677
                                                                                        ------------
Banking (1.1%)
United Missouri Bancshares, Inc.,                                     500,000                525,270
                                                                                        ------------
  7.30%, 2/24/03

Entertainment (0.7%)
Viacom, Inc., 7.75%, 6/1/05                                           275,000                304,716
                                                                                        ------------
Finance (0.5%)
Merrill Lynch, 4.46%*, 11/22/01                                       225,000                225,257
                                                                                        ------------
Financial Services (0.6%)
Paine Webber Group, 6.90%,                                            250,000                265,915
                                                                                        ------------
  8/15/03

Schools (0.5%)
Stanford University, 6.16%, 4/30/11                                   225,000                234,429
                                                                                        ------------

                                   continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                     Amount                Value
                                                                   ---------               -----
Medium Term/Senior Notes, continued
Semiconductors (0.7%)
Applied Materials, Inc., 6.70%,                                    $  300,000             $  319,126
  9/6/05                                                                                ------------
Total Medium Term/Senior Notes                                                             2,201,390
                                                                                        ------------

Taxable Municipal Bonds (10.3%)
Arkansas (1.0%)
State, Water-Waste Disposal, Series A,                                435,000                458,081
  GO, 6.00%, 7/1/08, OID                                                                ------------
Minnesota (2.8%)
St. Paul, GO, 6.05%, 2/1/07                                         1,195,000              1,262,804
Oregon (0.5%)                                                                           ------------
State, Alternative Energy Project,                                    225,000                220,335
  Series F, GO, 5.25%, 10/1/09, OID                                                     ------------
Pennsylvania (1.7%)
Philadelphia Authority, Industrial                                    750,000                785,738
  Development, Revenue, Series A,                                                       ------------
  5.49%, 4/15/04, MBIA
Washington (2.3%)
State, Housing Trust Fund, Series T,                                1,000,000              1,040,540
  6.60%, 1/1/03                                                                         ------------
West Virginia (2.0%)
State, Infrastructure, Series C, GO,                                  800,000                897,064
  7.25%, 11/1/08                                                                        ------------
Total Taxable Municipal Bonds                                                              4,664,562
                                                                                        ------------

U.S. Government Agencies (21.7%)
Fannie Mae (12.0%)
6.00%, 5/15/08                                                        350,000                381,522
6.00%, 4/25/10                                                      1,241,859              1,292,707
6.00%, 11/1/14                                                      1,032,128              1,067,491
6.00%, 6/1/16                                                       2,000,000              1,971,415
6.50%, 3/1/29                                                         704,900                729,005
                                                                                        ------------
                                                                                           5,442,140
                                                                                        ------------
Freddie Mac (9.7%)
6.00%, 7/15/11                                                      2,000,000              2,100,650
6.00%, 9/15/16                                                      2,250,000              2,312,179
                                                                                        ------------
                                                                                           4,412,829
                                                                                        ------------
Total U.S. Government Agencies                                                             9,854,969
                                                                                        ------------
U.S. Government Agency Pass-Through Securities (5.5%)
Fannie Mae (5.3%)
7.17%*, 11/1/01, Pool #365421                                         323,945                337,982
7.13%, 6/1/04, Pool #375168                                           957,399              1,027,305
6.18%, 8/1/08, Pool #380581                                           962,811              1,035,063
                                                                                        ------------
                                                                                           2,400,350
                                                                                        ------------
Freddie Mac (0.2%)
7.10%*, 11/1/01, Pool #846367                                          83,595                 86,425
                                                                                        ------------
Total U.S. Government Agency Pass-Through Securities                                       2,486,775
                                                                                        ------------

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                 Amount/Shares            Value
                                                                 -------------            -----
U.S. Government Bond (10.5%)
Housing and Urban Development (10.5%)
Housing Urban Development, 5.20%,                                  $2,000,000            $ 2,099,252
  8/1/06
Housing Urban Development, 7.22%,                                   2,316,000              2,668,836
  8/1/07                                                                                 -----------

Total U.S. Government Bond                                                                 4,768,088
                                                                                        ------------

U.S. Treasury Obligations (2.1%)
U.S. Treasury Notes (2.1%)
5.63%, 5/15/08                                                        400,000                438,469
3.50%, 1/15/11                                                        509,925                530,322
                                                                                        ------------
Total U.S. Treasury Obligations                                                              968,791
                                                                                        ------------

Investment Companies (0.9%)
American AAdvantage U.S.                                              398,783                398,783
Government Money Market Fund  (c)                                                       ------------
Total Investment Companies                                                                   398,783
                                                                                        ------------



Total Investments (Cost $45,013,189) (a) - 103.7%                                         47,149,116
Liabilities in excess of other assets - (3.7)%                                            (1,702,171)
                                                                                        ------------
TOTAL NET ASSETS - 100.0%                                                                $45,446,945
                                                                                        ============

--------------
* Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2001. Maturity date reflects next rate change date.
(a) Represents cost for federal income tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

           Unrealized appreciation                     $2,299,527
           Unrealized depreciation                       (163,600)
                                                        ---------
           Net unrealized appreciation                 $2,135,927
                                                      ===========

(b) Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid by procedures approved by the Board of Trustees.
(c) Affiliate.

AMBAC - Insured by American Municipal Bond Assurance Corporation
GIC - Guaranteed Investment Contract
GO - General Obligation
MBIA - Insured by Municipal Bond Insurance Association
NV - Naamloze Vennootschap (Dutch Corp.)
OID - Original Issue Discount

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                    Shares                  Value
                                                                    ------                  -----
Common Stocks (97.9%)
Aerospace/Defense Equipment (2.3%)
Boeing Co.                                                             52,700            $ 1,718,020
                                                                                         -----------
Banking (7.2%)
Bank of America Corp.                                                  38,300              2,259,317
J.P. Morgan Chase & Co.                                                66,400              2,347,904
PNC Financial Services Group                                           12,411                681,364
                                                                                         -----------
                                                                                           5,288,585
                                                                                         -----------
Chemicals (4.6%)
Crompton Corp.                                                         58,600                424,850
Dow Chemical Co.                                                       73,100              2,430,575
Millenium Chemicals, Inc.                                              57,000                543,210
                                                                                         -----------
                                                                                           3,398,635
                                                                                         -----------
Consumer Goods & Services (3.7%)
Cendant Corp. (b)                                                     122,500              1,587,600
Newell Rubbermaid, Inc.                                                42,000              1,160,880
                                                                                         -----------
                                                                                           2,748,480
                                                                                         -----------
Diversified (4.3%)
Honeywell International, Inc.                                          28,200                833,310
ITT Industries, Inc.                                                   47,800              2,298,702
                                                                                         -----------
                                                                                           3,132,012
                                                                                         -----------
Electric Utility (12.7%)
American Electric Power Company,                                       58,700              2,459,530
Inc.
Entergy Corp.                                                          82,700              3,212,895
Public Service Enterprise Group,                                       39,900              1,570,464
Inc.
Reliant Energy, Inc.                                                   74,900              2,093,455
                                                                                         -----------
                                                                                           9,336,344
                                                                                         -----------
Electrical & Electronic (1.9%)
Emerson Electric Co.                                                   28,800              1,411,776
                                                                                         -----------
Financial Services (12.6%)
Citigroup, Inc.                                                        55,233              2,514,206
Household International, Inc.                                          49,400              2,583,620
John Hancock Financial Services,                                       36,900              1,257,552
Inc.
USA Education, Inc.                                                    15,900              1,296,804
Washington Mutual, Inc.                                                53,700              1,621,203
                                                                                         -----------
                                                                                           9,273,385
                                                                                         -----------
Insurance (9.3%)
Bermuda (3.1%)
XL Capital Ltd.                                                        26,200              2,275,732
                                                                                         -----------
United States (6.2%)
Allstate Corp.                                                         75,200              2,359,776
Aon Corp.                                                               6,200                235,848
MGIC Investment Corp.                                                  38,100              1,971,294
                                                                                         -----------
                                                                                           4,566,918
                                                                                         -----------
                                                                                           6,842,650
                                                                                         -----------
Non-Hazardous Waste Removal (2.5%)
Waste Management Inc.                                                  75,700              1,854,650
                                                                                         -----------

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                     Shares               Value
                                                                   ---------              -----

Common Stocks, continued
Oil & Gas Exploration Products & Services (17.3%)
Baker Hughes, Inc.                                                     33,100            $ 1,185,973
BP Amoco PLC ADR                                                       30,000              1,450,200
ChevronTexaco Corp. (b)                                                33,418              2,959,164
Conoco, Inc.                                                           56,100              1,441,770
Global Marine, Inc. (b)                                                41,800                672,980
Occidental Petroleum Corp.                                            106,300              2,691,516
Phillips Petroleum Co.                                                 31,500              1,713,915
Transocean Sedco Forex, Inc.                                           17,000                512,550
                                                                                         -----------
                                                                                          12,628,068
                                                                                         -----------
Pharmaceuticals (3.6%)
Bristol-Myers Squibb Co.                                               23,300              1,245,385
Watson Pharmaceuticals, Inc. (b)                                       28,700              1,368,416
                                                                                         -----------
                                                                                           2,613,801
                                                                                         -----------
Real Estate Investment Trust (2.3%)
Crescent Real Estate Equities Co.                                      96,400              1,697,604
                                                                                         -----------
Retail Stores/Catalog (5.5%)
Kmart Corp. (b)                                                       212,600              1,303,238
May Department Stores Co.                                              50,000              1,572,500
Sears, Roebuck & Co.                                                   29,200              1,132,084
                                                                                         -----------
                                                                                           4,007,822
                                                                                         -----------
Telecommunications (5.2%)
SBC Communications, Inc.                                               46,400              1,768,304
Verizon Communications                                                 40,992              2,041,812
                                                                                         -----------
                                                                                           3,810,116
                                                                                         -----------
Tobacco (2.9%)
Imperial Tobacco Group  PLC ADR                                        85,500              2,146,905
                                                                                         -----------
Total Common Stocks                                                                       71,908,853
                                                                                         -----------

Investment Companies (2.1%)
American AAdvantage U.S.                                            1,530,789              1,530,789
Government Money Market Fund  (c)                                                        -----------
Total Investment Companies                                                                 1,530,789
                                                                                         -----------



Total Investments (Cost $71,318,805) (a) -- 100.0%                                        73,439,642
Other assets in excess of liabilities -- 0.0%                                                 13,304
                                                                                         -----------
TOTAL NET ASSETS -- 100.0%                                                               $73,452,946
                                                                                         ===========

-----------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $407,235. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

    Unrealized appreciation                    $8,830,642
    Unrealized depreciation                    (7,117,040)
                                            -------------
    Net unrealized appreciation                $1,713,602
                                            =============

(b) Represents non-income producing securities.
(c) Affiliate.

ADR-American Depositary Receipt



                       See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds (98.8%)
Guam (0.2%)
Guam Government, Series A, 5.90%,                                $    250,000           $    252,630
  9/1/05, Callable 3/1/02 @ 100, OID                                                    ------------

Kansas (98.6%)
Anthony, Electric, Revenue, 5.30%,                                  1,215,000              1,212,120
  12/1/17, Callable 12/1/05 @ 100
Barton County, School District #428,                                1,390,000              1,441,388
  Great Bend, GO, Series A, 5.30%,
  9/1/15, Callable 9/1/06 @ 100
Bourbon County, School District #234,                                 285,000                305,788
  GO, Series B, 5.63%, 9/1/11, Callable
  9/1/06 @ 100, FSA
Brown County, Horton School District                                  500,000                524,305
  #430, GO, 5.38%, 9/1/13, Callable 9/1/06
  @ 100, FSA
Butler & Sedgwick County, School                                      370,000                393,336
  District #385, Andover, 5.70%, 9/1/15,
  Callable 9/1/03 @ 100, FSA
Butler & Sedgwick County, School                                    1,775,000              2,008,483
  District #385, GO, 5.60%, 9/1/12, FSA
Butler County, School District #402,                                  500,000                512,680
  GO, 5.25%, 10/1/12, Callable 4/1/04 @
  100, FSA
Coffey County, GO, 4.65%, 9/1/05                                      690,000                730,544
Coffeyville, Community College,                                       250,000                257,195
  COP, 5.88%, 10/1/14, Callable 10/1/04
  @ 100
Coffeyville, Water & Sewer Revenue,                                   465,000                468,729
  4.60%, 10/1/04, Callable 11/29/01 @
  100, AMBAC
Coffeyville, Water & Sewer Revenue,                                   490,000                493,572
  4.70%, 10/1/05, Callable 11/29/01 @
  100, AMBAC
Cowley County, School District #470,                                  500,000                554,995
  GO, 5.45%, 12/1/12, Callable 12/1/06 @
  100, FGIC
Cowley County, School District #470,                                1,000,000              1,112,320
  GO, 5.50%, 12/1/16, Callable 12/1/06 @
  100, FGIC
Dickinson County, Abilene School                                      300,000                303,768
  District #435, GO, Series 1992, 5.60%,
  4/1/03, Callable 4/1/02 @100
Dodge City, Pollution Control                                         700,000                724,934
  Revenue, 6.63%, 5/1/05 (b)
Dodge City, School District #443, GO,                                 360,000                369,281
  4.80%, 3/1/08, Callable 3/1/04 @ 100,
  FSA
Dodge City, School District #443, GO,                                 250,000                253,538
  5.00%, 3/1/14, Callable 3/1/04 @ 100,
  FSA

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds, continued
Dodge City, School District #443, GO,                            $    975,000           $    989,079
  4.70%, 9/1/15, Callable 9/1/08 @ 100,
  FSA
Douglas County, School District #497,                               1,000,000              1,082,020
  GO, 5.00%, 9/1/07
El Dorado, Water Utility System                                       230,000                234,299
  Revenue, 4.40%, 10/1/02
El Dorado, Water Utility System                                       305,000                315,937
  Revenue, 4.45%, 10/1/03
El Dorado, Water Utility System                                       350,000                368,351
  Revenue, 4.65%, 10/1/05
El Dorado, Water Utility System                                       275,000                286,534
  Revenue, 4.70%, 10/1/06, Callable
  10/1/05 @ 100
El Dorado, Water Utility System                                       200,000                205,878
  Revenue, 4.75%, 10/1/07, Callable
  10/1/05 @ 100
Ellsworth County, School District #328,                               500,000                517,410
  GO, 5.25%, 9/1/15, Callable 9/1/06 @
  100, FSA
Finney County, GO, 5.00%, 12/1/10,                                    500,000                529,955
  Callable 12/1/07 @ 100, MBIA
Finney County, GO, 4.40%, 12/1/13,                                    750,000                754,605
  Callable 12/1/07 @ 100, AMBAC, OID
Franklin County, GO, Series B, 4.75%,                                 330,000                339,620
  9/1/05, Callable 9/1/03 @ 100
Franklin County, School District #290,                                500,000                519,610
  GO, 5.25%, 9/1/14, Callable 9/1/06 @
  100, FSA
Franklin County, School District #290,                                335,000                346,795
  GO, 5.30%, 9/1/16, Callable 9/1/06 @
  100, FSA
Garden City, GO, Series B, 5.45%,                                     250,000                263,525
  11/1/04, Callable 11/1/03 @ 100,
  MBIA
Gardner, Electric Utilities Revenue,                                  500,000                505,000
  7.00%, 11/1/09, Callable 11/1/01 @
  101
Gove County, GO, 5.15%, 4/1/12,                                       560,000                567,969
  Callable 4/1/02 @ 101, AMBAC
Gray County, School District #102,                                    250,000                271,978
  GO, 6.80%, 9/1/15, Callable 9/1/05 @
  100
Gray County, School District #102,                                    800,000                812,816
  GO, 5.00%, 9/1/15, Callable 9/1/08 @
  100
Great Bend, Water System Revenue,                                   1,000,000                972,520
  Series A, 5.15%, 9/1/19, Callable 9/1/08
  @ 100, OID
Harvey County, School District #373,                                  500,000                548,540
  GO, 5.55%, 9/1/13, Callable 9/1/05 @
  100, FSA


                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds, continued
Harvey County, School District #373,                             $  2,000,000           $  1,998,520
  GO, 4.80%, 9/1/18, Callable 9/1/08 @
  100, FSA, OID
Hays, GO, Series A, 5.15%, 9/1/09,                                    250,000                263,325
  Callable 9/1/03 @ 100, FGIC
Hays, GO, Series A, 5.25%, 9/1/10,                                    250,000                263,768
  Callable 9/1/03 @ 100, FGIC
Hays, Water & Sewer Revenue,                                          260,000                265,691
  5.20%, 9/1/11, Callable 9/1/03 @ 100,
  MBIA
Jefferson County, School District #340,                               300,000                327,912
  GO, 6.00%, 9/1/06, Prerefunded 9/1/04
  @ 100, FSA, OID
Jefferson County, School District #340,                               320,000                350,640
  GO, 6.10%, 9/1/07, Prerefunded 9/1/04
  @ 100, FSA
Jefferson County, School District #340,                               330,000                362,489
  GO, 6.20%, 9/1/08, Prerefunded 9/1/04
  @ 100, FSA
Johnson County, School District #232,                               1,050,000              1,106,994
  GO, 5.40%, 9/1/14, Callable 9/1/07 @
  100, MBIA
Johnson County, School District #233,                                 485,000                495,219
  GO, 5.65%, 9/1/03, Callable 3/1/02 @
  101, AMBAC
Johnson County, School District #233,                                 500,000                510,400
  GO, 5.95%, 9/1/05, Callable 3/1/02 @
  101, AMBAC
Johnson County, School District #233,                               1,000,000              1,042,750
  GO, 5.00%, 9/1/14, Callable 9/1/09 @
  100, FGIC
Johnson County, School District #512,                               1,135,000              1,202,396
  GO, Series A, 4.60%, 10/1/08
Johnson County, School District #512,                                 500,000                506,600
  GO, Series A, 4.00%, 10/1/09, Callable
  10/1/08 @ 100, OID
Johnson County, School District #512,                               1,000,000              1,017,870
  GO, Series A, 4.30%, 10/1/11, Callable
  10/1/08 @ 100, OID
Johnson County, School District #512,                                 500,000                514,145
  GO, Series B, 5.25%, 10/1/17, Callable
  10/1/06 @ 100
Johnson County, Water District #001,                                  250,000                257,945
  Revenue, 5.13%, 12/1/08, Callable
  12/1/03 @ 100
Johnson County, Water District #001,                                1,115,000              1,216,677
  Revenue, Series B, 5.25%, 12/1/05
Junction City, Water & Sewer, GO,                                   1,620,000              1,642,356
  4.80%, 9/1/16, Callable 9/1/08 @ 100,
  MBIA, OID
Kansas City, GO, 5.45%, 4/1/17,                                       340,000                351,818
  Callable 10/1/06 @ 100, FGIC

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds, continued
Kansas City, GO, Series B, 5.38%,                                $  1,500,000           $  1,578,870
  9/1/10, Callable 9/1/05 @ 100, MBIA
Kansas City, Pollution Control,                                       500,000                502,790
  Revenue, General Motors Corp., 5.45%,
  4/1/06, Callable 12/14/01 @ 100
Kingman County, School District #331,                               1,545,000              1,711,767
   5.80%, 10/1/16, Callable 10/1/10 @ 100,
   FGIC, OID
Labette County, Single Family                                         260,000                268,086
  Mortgage Revenue, 7.65%, 12/1/11,
  Callable 6/1/08 @ 103, GNMA
Lawrence Kansas Hospital Revenue,                                   1,000,000              1,072,810
  6.00%, 7/1/19, Callable 7/1/09 @100
Lawrence, Sales Tax, GO, Series V,                                    500,000                521,425
  5.50%, 9/1/12, Callable 9/1/04 @ 100
Lawrence, Water & Sewer System                                        395,000                418,783
  Revenue, 5.70%, 11/1/11, Callable
  11/1/05 @ 100
Lawrence, Water & Sewer System                                        505,000                519,307
  Revenue, 5.25%, 11/1/15, Callable
  11/1/06 @ 100, OID
Lawrence, Water & Sewer System                                        250,000                255,745
  Revenue, 5.20%, 11/1/16, Callable
  11/1/06 @100
Leavenworth County, School District                                   400,000                413,472
  #453, GO, 4.70%, 9/1/11, Callable 9/1/07
  @ 100, FGIC
Leavenworth County, School District                                   460,000                474,002
  #453, GO, 4.80%, 9/1/12, Callable 9/1/07
  @ 100, FGIC, OID
Leavenworth County, School District                                   340,000                359,873
  #469, GO, 4.60%, 9/1/05, FSA
Leavenworth Hospital Revenue,                                         415,000                348,235
  6.13%, 4/1/15, Callable 4/1/07 @ 102
Leawood, GO, 5.25%, 9/1/16, Callable                                  340,000                357,585
  9/1/09 @ 100
Leawood, GO, Series A, 5.25%,                                         250,000                266,530
  9/1/09, Callable 9/1/06 @ 100
Leawood, GO, Series A, 5.35%,                                         250,000                266,488
  9/1/10, Callable 9/1/06 @ 100
Leawood, GO, Series A, 5.40%,                                         375,000                398,850
  9/1/11, Callable 9/1/06 @ 100
Leawood, GO, Series B, 5.00%,                                         400,000                420,268
  9/1/10, Callable 9/1/06 @ 100
Lyon County, School District #253,                                    650,000                686,849
  GO, 5.60%, 10/1/10, Callable 10/1/03 @
  102
Manhattan, GO, 5.40%, 11/1/16,                                        405,000                415,542
  Callable 11/1/04 @ 100
Manhattan, GO, Series 189, 5.85%,                                     250,000                254,605
  11/1/02, Callable 11/1/01 @ 100
Marion County, School District #411,                                  660,000                678,757
  GO, 5.30%, 4/1/13, Callable 4/1/03 @
  101.5

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds, continued
McPherson County, School District                                $    250,000           $    262,193
  #400, GO, 5.20%, 12/1/10, Callable
  12/1/05 @ 100, FGIC
McPherson County, School District                                     250,000                260,265
  #400, GO, 5.25%, 12/1/12, Callable
  12/1/05 @ 100, FGIC
McPherson, Electric Utility Revenue,                                  105,000                106,002
  5.55%, 3/1/09, Callable 3/1/02 @ 100,
  AMBAC
Meade, Industrial Revenue, 6.50%,                                   1,000,000              1,151,620
  10/1/06
Miami County, School District #367,                                   900,000                922,878
  GO, 5.00%, 9/1/16, Callable 9/1/08 @
  100, FGIC, OID
Miami County, School District #367,                                   550,000                598,945
  GO, Series A, 5.85%, 9/1/13,
  Prerefunded 9/1/04 @ 100, AMBAC
Miami County, School District #368,                                   500,000                511,340
  GO, 6.50%, 12/1/05, Callable 6/1/02 @
  100, AMBAC
Newton, Wastewater Treatment                                          130,000                131,617
  System Revenue, 6.40%, 3/1/02
Newton, Wastewater Treatment                                          700,000                709,226
  System Revenue, 4.90%, 3/1/12,
  Callable 3/1/07 @ 100
Olathe, GO, 4.35%, 4/1/09, Callable                                 1,710,000              1,760,120
  4/1/07, FSA
Olathe, Health Facility Revenue,                                    1,000,000              1,014,790
  5.20%, 9/1/17, Callable 9/1/05 @ 100,
  AMBAC
Olathe, Multifamily Housing Revenue,                                  185,000                193,421
  5.50%, 6/1/04, FNMA
Olathe, Recreational Facilities                                     1,100,000              1,100,000
  Revenue, 2.15%*, 11/1/01
Osborne, GO, Series 1992, 5.50%,                                      135,000                135,306
  12/1/01
Osborne, GO, Series 1992, 5.60%,                                      140,000                140,318
  12/1/02, Callable 12/1/01 @ 100
Osborne, GO, Series 1992, 5.70%,                                      150,000                150,344
  12/1/03, Callable 12/1/01 @ 100
Osborne, GO, Series 1992, 5.80%,                                      155,000                155,339
  12/1/04, Callable 12/1/01 @ 100
Ottawa, Waterworks & Electric                                         250,000                250,743
  System Revenue, 6.25%, 12/1/01,
  MBIA
Pawnee County, School District #495,                                  255,000                268,365
  GO, 5.10%, 9/1/04, Callable 9/1/03 @
  100, FSA, OID
Pottawatomie County, School District                                  500,000                508,920
  #320, GO, Series 1990, 6.60%, 10/1/02,
  Callable 4/1/02 @ 100, AMBAC
Pottawatomie County, School District                                  700,000                711,893
  #322, GO, 4.95%, 10/1/12, Callable
  10/1/04 @ 100


                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds, continued
Pratt, Electric System Revenue,                                  $    250,000           $    285,715
  6.60%, 11/1/07, AMBAC
Pratt, Electric System Revenue,                                       635,000                662,413
  4.95%, 11/1/10, Callable 11/1/05 @ 101,
  AMBAC
Pratt, Electric System Revenue,                                       415,000                433,791
  5.00%, 11/1/11, Callable 11/1/05 @ 101,
  AMBAC
Reno County, Mortgage Revenue,                                         45,000                 46,323
  Series B, 8.70%, 9/1/11, Callable
  12/14/01 @ 103, INS
Rice County, Union School District                                    755,000                774,275
  #444, 5.08%, 9/1/14, Callable 9/1/07 @
  100
Riley County, School District #383,                                 1,000,000              1,050,950
  GO, 5.00%, 11/1/14, Callable 11/1/11 @
  100, MBIA
Salina Hospital Revenue, 5.30%,                                       750,000                763,823
  10/1/13, Callable 10/1/03 @ 100,
  AMBAC
Salina, Water & Sewer Revenue,                                        330,000                334,419
  5.00%, 9/1/07, Callable 9/1/02 @ 100,
  MBIA
Saline County, School District #305,                                2,025,000              2,069,731
  GO, 4.75%, 9/1/14, Callable 9/1/08 @
  100, FSA
Saline County, School District #305,                                1,000,000              1,075,720
  GO, 5.50%, 9/1/17, Callable 9/1/11 @
  100, FSA
Scott County, School District #466,                                   685,000                689,973
  GO, 5.38%, 9/1/06, Callable 3/1/02 @
  100
Sedgwick & Shawnee Counties, Single                                   440,000                446,868
  Family Revenue, 4.90%, 6/1/16, GNMA
Sedgwick & Shawnee Counties, Single                                 1,130,000              1,245,181
  Family Revenue, 6.70%, 6/1/29, GNMA
Sedgwick & Shawnee Counties, Single                                   195,000                214,613
  Family Revenue, Series B-1, 8.05%,
  5/1/14, GNMA
Sedgwick County, Family Mortgage,                                     560,000                611,783
  Series A-2, 6.50%, 12/1/16, Callable
  12/1/07 @ 105, GNMA
Sedgwick County, School District #260,                              1,595,000              1,734,563
  5.50%, 10/1/13, Callable 10/1/09 @ 100,
  FGIC
Sedgwick County, School District #260,                              1,675,000              1,811,010
  5.50%, 10/1/14, Callable 10/1/09 @ 100,
  FGIC, OID
Sedgwick County, School District #260,                              1,220,000              1,264,384
  GO, 4.65%, 10/1/11, Callable 10/1/08 @
  100, AMBAC
Sedgwick County, School District #261,                              1,525,000              1,530,139
  GO, 4.75%, 11/1/17, Callable 11/1/09 @
  100, FSA


                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds, continued
Sedgwick County, School District #265,                           $  1,000,000           $  1,040,530
  GO, 4.30%, 10/1/07, FSA
Sedgwick County, School District #266,                                650,000                662,019
  GO, 5.25%, 9/1/13, Callable 9/1/02 @
  101, FGIC
Seward County, GO, Series B, 6.00%,                                   250,000                252,780
  8/15/08, Prerefunded 2/15/02 @ 100,
  AMBAC
Seward County, GO, Series B, 6.00%,                                   250,000                252,780
  8/15/13, Prerefunded 2/15/02 @ 100,
  AMBAC
Seward County, School District #480,                                1,640,000              1,685,215
  GO, 5.00%, 9/1/14, Callable 9/1/06 @
  100, FSA, OID
Seward County, School District #483,                                  600,000                623,958
  Kismet-Plains, GO, 5.20%, 10/1/12,
  Callable 10/1/06 @ 100
Shawnee County, GO, Series B,                                         250,000                264,648
  5.50%, 9/1/09, Prerefunded 9/1/03 @
  100
Shawnee County, GO, Series B,                                         250,000                264,648
  5.50%, 9/1/11, Prerefunded 9/1/03 @
  100
Shawnee County, GO, Series C,                                         500,000                512,765
  5.60%, 9/1/04, Callable 9/1/02 @ 100
Shawnee County, Health Care                                           500,000                518,170
  Revenue, 5.15%, 8/15/10, Callable
  8/15/05 @ 100, FSA
Shawnee County, School District #345,                                 250,000                271,570
  GO, 5.75%, 9/1/11, Prerefunded 9/1/04
  @ 100, MBIA
Shawnee County, School District #345,                               1,590,000              1,649,991
  GO, 4.75%, 9/1/11, Callable  9/1/04 @
  101.5, MBIA
Shawnee County, School District #437,                                 700,000                708,806
  Auburn-Washburn, GO, Series 1992,
  6.25%, 3/1/03, Callable 3/1/02 @ 100,
  FGIC
Shawnee County, School District #501,                               1,515,000              1,579,751
  GO, 4.35%, 2/1/06, OID
Shawnee County, School District #501,                               1,425,000              1,473,578
  GO, 4.38%, 2/1/07, Callable 2/1/06 @
                                                                                                 100
Shawnee County, School District #501,                               1,000,000              1,022,440
  GO, 4.38%, 8/1/11, Callable 8/1/08 @
  100, FSA
State, Department of Transportation,                                1,000,000              1,131,880
  Highway Revenue, 5.50%, 9/1/14
State, Development Finance Authority                                  345,000                354,777
  Educational, 4.80%, 10/1/08, Callable
  10/1/04 @ 100
State, Development Finance Authority                                  500,000                511,500
  Educational, 5.00%, 10/1/12, Callable
  10/1/04 @ 100


                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds, continued
State, Development Finance Authority                             $    250,000           $    262,468
  Revenue, 5.13%, 6/1/06, Callable 6/1/03
  @ 102, AMBAC
State, Development Finance Authority                                1,000,000              1,034,910
  Revenue, 4.20%, 6/1/07, FSA, OID
State, Development Finance Authority                                  500,000                533,370
  Revenue, 5.00%, 8/1/11, Callable 8/1/09
  @ 100, MBIA
State, Development Finance Authority                                1,000,000              1,057,360
  Revenue, 5.50%, 5/1/14, Callable 5/1/07
  @ 100
State, Development Finance Authority                                1,500,000              1,638,765
  Revenue, 5.50%, 8/1/15, Callable 8/1/11
  @ 100, MBIA
State, Development Finance Authority                                1,000,000              1,019,070
  Revenue, 5.00%, 10/1/18, Callable
  10/1/11 @ 100, MBIA
State, Development Finance Authority                                1,000,000              1,005,470
  Revenue, 5.00%, 4/1/19, Callable 4/1/09
  @ 100, AMBAC
State, Development Finance Authority                                  500,000                521,900
  Revenue, Series J, 5.40%, 4/1/10,
  Callable 4/1/05 @ 100
State, Development Finance Authority                                2,000,000              2,028,939
  Revenue, Water Pollution Control,
  5.00%, 11/1/19, Callable 11/1/11 @
  100
State, Development Finance Authority,                               1,000,000              1,109,820
  Health Facilities Revenue, Series K,
  5.75%, 11/15/12, Callable 11/15/11 @
  100, MBIA
State, Development Finance Authority,                                 300,000                300,000
  Health Facilities Revenue Stormont
  Health Care, 2.05%*, 11/1/01, Callable
  11/15/01 @ 100, MBIA
State, Development Finance Authority,                                 600,000                600,000
  Health Facilities Revenue,  Hays
  Medical Center Inc., Series N, 2.05%*,
  11/1/01, LOC
State, Development Finance Authority,                                 500,000                525,475
  Health Facilities Revenue, Hays
  Medical Center Inc., 5.38%, 11/15/16,
  Callable 11/15/06 @ 102, MBIA
State, Development Finance Authority,                                 500,000                521,220
  Health Facilities Revenue, Hays
  Medical Center Inc., 5.50%, 11/15/17,
  Callable 11/15/07 @ 100, MBIA
State, Development Finance Authority,                                 500,000                532,835
  Health Facilities Revenue, Hays
  Medical Center Inc., Series B, 5.38%,
  11/15/10, Callable 11/15/07 @ 100,
  MBIA


                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                 Value
                                                                  ----------               -----
Municipal Bonds, continued
State, Development Finance Authority,                            $    475,000           $    520,781
  Health Facilities Revenue, Stormont
  Health Care, 5.40%, 11/15/05, MBIA
State, Development Finance Authority,                                 500,000                561,490
  Health Facilities Revenue, Stormont
  Health Care, 5.75%, 11/15/10, Callable
  11/15/06 @ 100, MBIA
State, Development Finance Authority,                               1,000,000              1,064,520
  Health Facilities Revenue, Stormont
  Health Care, 5.80%, 11/15/16, Callable
  11/15/06 @ 100, MBIA
State, Development Finance Authority,                               1,000,000              1,046,410
  Water Supply, 4.40%, 4/1/06,
  AMBAC
State, Independent College Finance                                  1,500,000              1,503,705
  Authority Educational Facilities
  Revenue, 6.00%, 10/1/21, Callable
  10/1/06 @ 100
State, Public Water Supply Revenue,                                 1,000,000              1,037,470
  4.15%, 4/1/06, OID
State, Turnpike Authority Revenue,                                  1,915,000              2,109,678
  5.50%, 9/1/06, AMBAC
State, Turnpike Authority Revenue,                                    260,000                272,852
  5.40%, 9/1/09, Callable 9/1/03 @ 102,
  AMBAC
Sumner County, Bridge Improvement,                                    435,000                435,000
  GO, Series 1992, 6.00%, 11/1/04,
  Callable 11/1/01 @ 100, AMBAC, OID
Sumner County, Bridge Improvement,                                    250,000                250,000
  GO, Series 1992, 6.00%, 11/1/05,
  Callable 11/1/01 @ 100, AMBAC
Sumner County, School District #357,                                  375,000                389,445
  Belle Plaine, GO, 5.55%, 9/1/13,
  Callable 9/1/03 @ 100
Thomas County, School District #315,                                1,055,000              1,058,482
  GO, Series A, 4.35%, 9/1/13, Callable
  9/1/07 @ 100, FSA
Topeka Public Building Commission                                   1,100,000              1,113,112
  Revenue, 5.00%, 6/1/19, Callable 6/1/09
  @ 100, MBIA, OID
University of Kansas Hospital                                       1,645,000              1,760,364
  Authority, 5.50%, 9/1/15, Callable 9/1/09
  @ 100, AMBAC
Washburn University of Topeka,                                        435,000                474,050
  Revenue, 5.30%, 7/1/06, AMBAC
Washburn University of Topeka,                                        460,000                502,476
  Revenue, 5.35%, 7/1/07, AMBAC
Washburn University of Topeka,                                        485,000                536,750
  Revenue, 5.45%, 7/1/08, AMBAC
Wellington, Water & Sewer Revenue,                                  1,000,000              1,020,860
  5.15%, 5/1/18, Callable 5/1/08 @ 100,
  AMBAC
Wichita, GO, 4.70%, 9/1/12, Callable                                  565,000                578,351
  9/1/04 @ 101


                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                    Amount                   Value
                                                                  ----------                 -----
Municipal Bonds, continued
Wichita, GO, Series 746, 5.30%,                                    $  750,000           $    781,013
  9/1/12, Callable 9/1/04 @ 101
Wichita, Hospital Facilities Revenue,                                 295,000                301,806
  Series III, 5.00%, 11/15/13, Callable
  11/15/11 @ 101
Wichita, Hospital Facilities Revenue,                                 335,000                344,631
  Series III, 5.25%, 11/15/15, Callable
  11/15/11 @ 101
Wichita, Hospital Facilities Revenue,                                 500,000                511,630
  Series III, 5.50% , 11/15/17, Callable
  11/15/01 @101
Wichita, Hospital Improvements                                      1,215,000              1,279,419
  Series XI, Revenue, 5.00%, 11/15/04
Wichita, Hospital Improvements                                      2,085,000              2,235,911
  Series XI, Revenue, 5.40%, 11/15/08
Wichita, Hospital Improvements                                      2,000,000              2,201,239
  Series XI, Revenue, 6.75%, 11/15/19,
  Callable 11/15/09 @ 101
Wichita, Hospital Revenue, 6.00%,                                     487,000                504,576
  7/1/04, Callable 12/14/01 @ 100
Wichita, Multifamily Housing                                          660,000                674,124
  Revenue, 5.90%, 12/1/16, Callable
  12/1/05 @ 102
Wichita, Water & Sewer Revenue,                                       405,000                421,038
  4.75%, 10/1/08, Callable 10/1/04 @ 101,
  FGIC
Wichita, Water & Sewer Revenue,                                       900,000                932,148
  4.88%, 10/1/09, Callable 10/1/04 @ 101,
  FGIC
Wichita, Water & Sewer Revenue,                                     2,000,000              2,051,359
  4.70%, 10/1/12, Callable 10/1/05 @ 101,
  FGIC
Wyandotte County, Government                                          950,000              1,019,160
  Utility System Revenue, 5.00%, 9/1/05,
  AMBAC
Wyandotte County, Government                                        1,975,000              2,192,822
  Utility System Revenue, 6.00%, 5/1/15,
  Callable 5/1/11 @ 100, MBIA
Wyandotte County, Government                                        2,000,000              1,988,200
  Utility System Revenue, 4.75%, 9/1/18,
  Callable 3/1/09 @ 101, MBIA, OID
Wyandotte County, School District                                     125,000                126,360
  #203, Piper, GO, 5.90%, 9/1/04, Callable
  3/1/02 @ 100
Wyandotte County, School District                                   1,805,000              1,967,558
  #500, GO, 5.25%, 9/1/12, Callable 9/1/11
  @ 100, FSA
Wyandotte County/Kansas City,                                       1,500,000              1,571,535
  University, GO, 4.30%, 9/1/05,                                                        ------------
  AMBAC
                                                                                         140,890,623
                                                                                        ------------
Total Municipal Bonds                                                                    141,143,253
                                                                                        ------------

                                   Continued

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund
Schedule of Portfolio Investments
October 31, 2001

                                                                   Principal
                                                                 Amount/Shares             Value
                                                                 -------------             -----
Investment Companies (1.1%)
Federated Tax-Exempt Money Market                                   1,564,280           $  1,564,280
  Fund
Total Investment Companies                                                                 1,564,280
                                                                                        ------------


Total Investments (Cost $136,967,971) (a) - 99.9%                                        142,707,533
Other assets in excess of liabilities - 0.1%                                                 140,882
                                                                                        ------------
TOTAL NET ASSETS - 100.0%                                                               $142,848,415
                                                                                        ============

------------
 * Variable rate securities. This rate reflected on the Schedule of Portfolio Investments is the rate in effect at October 31, 2001. Maturity date reflects next rate change date.
(a) Represents cost for federal tax and financial reporting purposes and differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation                                   $5,829,999
Unrealized depreciation                                      (90,437)
                                                        ------------
Net unrealized appreciation                               $5,739,562
                                                        ============

(b) Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security has been deemed liquid by procedures approved by the Board of Trustees.
AMBAC - Insured by AMBAC Indemnity Corp.
COP - Certificate of Participation
FGIC - Insured by Financial Guaranty Insurance Corp.
FNMA - Federal National Mortgage Association
FSA - Insured by Financial Security Assurance Inc.
GNMA - Government National Mortgage Assoc.
GO - General Obligation
INS - Insurance
LOC - Letter of Credit
MBIA - Insured by Municipal Bond Insurance Assoc.
OID - Original Issue Discount



                      See Notes to Financial Statements

American Independence Funds Trust
Notes to Financial Statements
October 31, 2001

--------------------------------------------------------------------------------

1. Organization:

The American Independence Funds Trust (the "Trust") was established as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company. The Trust currently offers eleven series, including the NestEgg Funds. The accompanying financial statements and financial highlights are those of the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund, Stock Fund, International Multi-Manager Stock Fund, and Kansas Tax-Exempt Bond Fund (individually a "Fund", collectively the "Funds"). The Trust is authorized to offer two classes of shares: Service and Premium. The Premium shares, which have not yet been offered for sale, may be subject to higher 12b-1 distribution fees. Each Fund is currently offered in the Service Class only.

The International Multi-Manager Stock Fund seeks to achieve its objective by investing all of its investable assets in the International Equity Portfolio, a series of the AMR Investment Services Trust (the "Portfolio"), an open-end investment company that has the same investment objectives as the Fund. The percentage of the Portfolio owned by the Fund as of October 31, 2001 was approximately 4.85%. The financial statements of the Portfolio, including its schedule of investments, are included elsewhere in this report and should be read in conjunction with the International Multi-Manager Stock Fund's financial statements.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

Securities of the Money Market Fund are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security. Equity securities held by a Fund are valued at the last reported sales price on the securities exchange or in the principal over-the-counter market in which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Debt securities held by a Fund generally are valued based on mean prices. Short-term debt investments having maturities of 60 days or less are valued at amortized cost, which approximates fair value. Investments in investment companies are valued at their net asset values as reported by such companies. The differences between cost and fair values of such investments are reflected as unrealized appreciation or depreciation. Securities for which market quotations are not readily available are valued at fair value by the investment adviser (or the sub-advisor) in accordance with guidelines approved by the Trust's Board of Trustees. Securities may be valued by independent pricing services, approved by the Trust's Board of Trustees, which use prices provided by market makers or estimates of market value obtained from yield data relating to instruments or securities with similar characteristics. Valuation of securities held by the Portfolio is discussed in the accompanying notes to the financial statements for the Portfolio included elsewhere in this report.

Securities Purchased on a When-issued Basis:

Each Fund may purchase securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. Normally, the settlement date occurs within one month of the purchase. No payment is made by the Fund and no interest accrues to the Fund during the period between purchase and settlement. The Fund establishes a segregated account in which it maintains cash and marketable securities equal in value to commitments for when-issued securities. The Funds held no such securities as of October 31, 2001.

                                    Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2001

--------------------------------------------------------------------------------

Repurchase Agreements:

The Funds may enter into repurchase agreements with any bank and broker-dealer which, in the opinion of the Board of Trustees, presents a minimal risk of bankruptcy. Under a repurchase agreement a Fund acquires securities and obtains a simultaneous commitment from the seller to repurchase the securities at a specified time and at an agreed upon yield. The agreements will be fully collateralized and the values of the collateral, including accrued interest, marked-to-market daily. If the seller should default on its obligation to repurchase the securities, a Fund may experience a loss of income and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities. The Funds held no such securities as of October 31, 2001.

Security Transactions and Related Income:

The Funds, other than the International Multi-Manager Stock Fund, record security transactions on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or the accretion of discounts. Dividend income is recorded on the ex-dividend date.

The International Multi-Manager Stock Fund records its share of the investment income, expenses, and unrealized and realized gains and losses of the Portfolio on a daily basis. The income, expenses, and gains and losses are allocated daily to investors in the Portfolio based upon their investments in the Portfolio. Such investments are adjusted based on daily market values.

Expenses:

Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses which are attributable to more than one Fund of the Trust are allocated among the respective funds based on relative daily net assets or another appropriate basis. In addition to accruing its own expenses, the International Multi-Manager Stock Fund records its proportionate share of the expenses of the Portfolio on a daily basis.

Organizational Costs:

Costs incurred in connection with the organization and initial registration of the Funds have been deferred and are being amortized using the straight-line method over a period of five years beginning with the commencement of each Fund's operations. In the event that any of the initial shares are redeemed during such period by any holder thereof, the related Fund will be reimbursed by such holder for any unamortized organizational costs in the proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption.

Distributions to Shareholders:

Distributions from net investment income for the Money Market Fund, Short-Term Bond Fund, Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund are declared daily and paid monthly. Distributions from net investment income for the Stock Fund and the International Multi-Manager Stock Fund are declared and paid annually. Distributions from net realized capital gains, if any, are distributed at least annually.

Distributions from net investment income and from net realized capital gains are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns and distributions) such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for


                                   Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2001

--------------------------------------------------------------------------------

financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies as defined in applicable sections of the Internal Revenue Code, and to make distributions from net investment income and from net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

3. Related Party Transactions:

The Trust and INTRUST Financial Services, Inc. (the "Advisor") are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.25% of the Money Market Fund; 0.40% of the Short-Term Bond Fund and the Intermediate Bond Fund; 1.00% of the Stock Fund; 0.40% of the International Multi-Manager Stock Fund; and 0.30% of the Kansas Tax-Exempt Bond Fund. The investment advisory agreement for the International Multi-Manager Stock Fund also provides for an investment advisory fee of 1.25% of the average daily net assets of the Fund if the Fund does not invest all of its assets in the Portfolio or another investment company.

The Advisor is party to a sub-investment advisory agreements under which the subadvisors are entitled to receive a fee from the Advisor. The individual subadvisors are listed as follows:

     AMR Investment Services, Inc. - The Money Market Fund, the Stock Fund and the International Multi-Manager Stock Fund. AMR has retained Barrow, Hanley, Mewhinney & Strauss, Inc. to provide portfolio investment management and related recordkeeping services for the Stock Fund.

     Galliard Capital Management, Inc. - The Short-Term Bond Fund, the Intermediate Bond Fund and the Kansas Tax-Exempt Bond Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), and BISYS Fund Services, Inc. ("BISYS Inc.") are subsidiaries of The BISYS Group, Inc. Certain officers of the Fund are associated with BISYS, which is an Ohio Limited Partnership. Such officers are paid no fees directly by the Funds for serving as officers of the Fund.

The Trust and BISYS (the "Administrator") are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.20% of each Fund's average daily net assets, except for the International Multi-Manager Stock Fund which pays at an annual rate of 0.15%.

The Trust and BISYS (the "Distributor") are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Each class is subject to a distribution plan (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided under the Plans, the Trust will pay the Distributor up to an annual rate of 0.25% of the average daily net assets of the Service Shares of each Fund and 0.75% of the average daily net assets of the Premium Shares of each Fund.

BISYS Inc. serves the Funds as Transfer Agent and Fund Accountant. Under the terms of the Transfer Agent and Fund Accounting agreements, BISYS Inc., receives from each fund a minimum annual fee, plus out of pocket charges.

Other financial organizations ("Service Organizations"), including affiliates of the Advisor, also may provide administrative services for the Funds, such as maintaining shareholder accounts and records. The Funds may pay fees to Service Organizations in amounts up to an annual rate of 0.25% of the average daily net assets of the Funds' shares owned by shareholders with whom the Service Organizations have a servicing relationship.


                                   Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2001

--------------------------------------------------------------------------------

Fees may be voluntarily reduced to ensure the Funds maintain the following expense ratios: Money Market Fund, 0.59%; Short-Term Bond Fund, 0.65%; Intermediate Bond Fund, 0.76%; Stock Fund, 1.29%; International Multi-Manager Stock Fund, 1.29%; and Kansas Tax-Exempt Bond Fund, 0.60%.

4. Shares of Beneficial Interest:

The Trust has an unlimited number of shares of beneficial interest, with a par value of $0.001, which may, without shareholder approval, be divided into an unlimited number of series of such shares and any series may be classified or reclassified into one or more classes. Currently, shares of the Trust are authorized to be offered through eleven series and two classes: Service and Premium. As of and for the year ended October 31, 2001, no shareholders were in the Premium class. Shareholders are entitled to one vote for each full share held and will vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

5. Securities Transactions:

The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) during the year ended October 31, 2001 were as follows:

                                                                                    Purchases             Sales
                                                                                    ---------             -----
Short-Term Bond Fund                                                              $  27,836,594      $  36,775,142
Intermediate Bond Fund                                                               41,272,668         42,988,577
Stock Fund                                                                           27,609,184         32,397,325
Kansas Tax-Exempt Bond Fund                                                          13,218,881         16,863,837

Contributions and withdrawals of the Portfolio for the year ended October 31, 2001 totaled:

                                                                                Contributions          Withdrawals
                                                                                -------------          -----------
International Mutli-Manager Stock Fund                                           $ 12,363,601         $ 15,581,296

6. Concentration of Credit Risk:

The Money Market Fund's policy of concentrating in the banking industry (more than 25% of its total assets) could increase the Fund's exposure to economic or regulatory developments relating to or affecting banks. Banks are subject to extensive governmental regulation, which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The financial condition of banks is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions may affect the financial condition of banks.

The Kansas Tax-Exempt Bond Fund invests in debt instruments of municipal issuers, primarily Kansas. The issuers' ability to meet their obligations may be affected by economic developments in Kansas or a region of the state. The Fund invests in securities, which include revenue bonds, tax-exempt commercial paper, tax and revenue anticipation notes, and general obligation bonds. At October 31, 2001, the Fund had the following concentrations by industry sector (as a percentage of total investments):

Development                                   6.86%
Education                                     0.18%
Facilities                                    5.19%
General                                       1.10%
General Obligation                           12.57%
Higher Education                              2.11%
Medical                                      12.12%
Multi-family Housing                          0.61%
Nursing Home                                  0.24%


                                   Continued

American Independence Funds Trust
Notes to Financial Statements
October 31, 2001

--------------------------------------------------------------------------------

Pollution                                     0.86%
Power                                         2.25%
School District                              40.74%
Single-family Housing                         1.99%

Transportation                                2.46%
Utilities                                     5.80%
Water                                         4.90%
                                              -----
                                            100.00%
                                            =======

7. Federal Income Tax Information:

At October 31, 2001, the following Funds had a capital loss carryforward which is available to offset future capital gains, if any:

                                                      Amount            Expires
                                                      ------            -------
Intermediate Bond Fund                             $   427,608            2008
Stock Fund                                           4,218,107            2008
International Multi-Manager Stock Fund               1,673,635            2009
Kansas Tax-Exempt Bond Fund                            657,785            2008
Kansas Tax-Exempt Bond Fund                          1,379,613            2009


It is the intent of the Funds to use these carryforwards to offset future capital gains.

8. Other Federal Income Tax Information (unaudited):

For the taxable year ended October 31, 2001, 100% of the income dividends paid by the Stock Fund qualify for the dividends received deduction available to corporations.

During the taxable year ended August 31, 2001, the Kansas Tax-Exempt Bond Fund declared tax-exempt income distributions in the amount of $6,230,091.

AMERICAN INDEPENDENCE FUNDS TRUST
Money Market Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated.


                                                              For the        For the        For the         For the     January 23,
                                                             Year ended     Year ended     Year ended     Year ended      1997 to
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2001           2000           1999          1998          1997 (a)
                                                             ------------  ------------  ------------   ------------   ----------
Net Asset Value, Beginning of Period                            $  1.000      $  1.000      $  1.000       $  1.000     $  1.000
Investment Activities
  Net investment income                                            0.045         0.058         0.046          0.050        0.038
                                                             ------------  ------------  ------------   ------------   ----------
  Total from Investment Activities                                 0.045         0.058         0.046          0.050        0.038
                                                             ------------  ------------  ------------   ------------   ----------
Distributions
  Net investment income                                           (0.045)       (0.058)       (0.046)        (0.050)      (0.038)
                                                             ------------  ------------  ------------   ------------   ----------
  Total Distributions                                             (0.045)       (0.058)       (0.046)        (0.050)      (0.038)
                                                             ------------  ------------  ------------   ------------   ----------
  Change in net asset value                                            -             -             -              -            -
                                                             ------------  ------------  ------------   ------------   ----------
Net Asset Value, End of Period                                  $  1.000      $  1.000      $  1.000       $  1.000     $  1.000
                                                             ============  ============  ============   ============   ==========
Total Return                                                       4.63%         5.95%         4.70%          5.13%        3.86% (b)

Ratios/Supplemental Data:
  Net Assets at end of year (000)                               $ 73,298      $ 73,727      $ 97,364       $ 50,746     $ 55,566
  Ratio of expenses to average net assets                          0.59%         0.60%         0.59%          0.67%        0.71% (c)
  Ratio of net investment income to average net assets             4.65%         5.76%         4.61%          5.04%        4.92% (c)
  Ratio of expenses to average net assets*                         1.12%         1.13%         1.13%          1.03%        1.11% (c)


* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Short-Term Bond Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.



                                                              For the        For the        For the         For the     January 21,
                                                             Year ended     Year ended     Year ended     Year ended      1997 to
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2001           2000           1999          1998          1997 (a)
                                                             ------------  ------------  ------------   ------------   ----------
Net Asset Value, Beginning of Period                            $   9.96      $   9.90       $  10.20      $  10.08     $  10.00
Investment Activities
  Net investment income                                             0.53          0.56           0.53          0.57         0.42
  Net realized and unrealized gains (losses) from investments       0.44          0.06          (0.30)         0.12         0.08
                                                             ------------  ------------   ------------  ------------   ----------
  Total from Investment Activities                                  0.97          0.62           0.23          0.69         0.50
                                                             ------------  ------------   ------------  ------------   ----------
Distributions
  Net investment income                                            (0.53)        (0.56)         (0.53)        (0.57)       (0.42)
  Net realized gains from investment transactions                      -             - (d)          -             -            -
                                                             ------------  ------------   ------------  ------------   ----------
  Total Distributions                                              (0.53)        (0.56)         (0.53)        (0.57)       (0.42)
                                                             ------------  ------------   ------------  ------------   ----------
  Change in net asset value                                         0.44          0.06          (0.30)         0.12         0.08
                                                             ------------  ------------   ------------  ------------   ----------
Net Asset Value, End of Period                                  $  10.40      $   9.96       $   9.90      $  10.20     $  10.08
                                                             ============  ============   ============  ============   ==========
Total Return (excludes sales charge)                              10.02%         6.47%          2.35%         6.96%        5.13% (b)

Ratios/Supplemental Data:
  Net Assets at end of year (000)                               $ 47,624      $ 51,984       $ 61,302      $ 61,371     $ 52,682
  Ratio of expenses to average net assets                          0.65%         0.64%          0.65%         0.67%        0.78% (c)
  Ratio of net investment income to average net assets             5.26%         5.64%          5.31%         5.59%        5.48% (c)
  Ratio of expenses to average net assets*                         1.28%         1.29%          1.30%         1.13%        1.25% (c)
  Portfolio turnover rate                                         65.87%        57.96%         58.94%        55.75%       84.41%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d)  Distribution per share was less than $0.005.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Intermediate Bond Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.


                                                              For the        For the        For the         For the     January 21,
                                                             Year ended     Year ended     Year ended     Year ended      1997 to
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2001           2000             1999          1998        1997 (a)
                                                             ------------  ------------  ------------   ------------   ----------
Net Asset Value, Beginning of Period                            $   9.82      $   9.86      $  10.43       $  10.21     $  10.00
Investment Activities
  Net investment income                                             0.56          0.58          0.57           0.59         0.45
  Net realized and unrealized gains (losses) from investments       0.72         (0.04)        (0.56)          0.22         0.21
                                                             ------------  ------------  ------------   ------------   ----------
  Total from Investment Activities                                  1.28          0.54          0.01           0.81         0.66
                                                             ------------  ------------  ------------   ------------   ----------
Distributions
  Net investment income                                            (0.56)        (0.58)        (0.58)         (0.59)       (0.45)
                                                             ------------  ------------  ------------   ------------   ----------
  Total Distributions                                              (0.56)        (0.58)        (0.58)         (0.59)       (0.45)
                                                             ------------  ------------  ------------   ------------   ----------
  Change in net asset value                                         0.72         (0.04)        (0.57)          0.22         0.21
                                                             ------------  ------------  ------------   ------------   ----------
Net Asset Value, End of Period                                  $  10.54      $   9.82      $   9.86       $  10.43     $  10.21
                                                             ============  ============  ============   ============   ==========
Total Return (excludes sales charge)                              13.35%         5.75%         0.11%          8.16%        6.77% (b)

Ratios/Supplemental Data:
  Net Assets at end of year (000)                               $ 45,447      $ 46,092      $ 56,091       $ 52,993     $ 46,492
  Ratio of expenses to average net assets                          0.76%         0.76%         0.76%          0.78%        0.90% (c)
  Ratio of net investment income to average net assets             5.49%         6.01%         5.69%          5.74%        5.83% (c)
  Ratio of expenses to average net assets*                         1.29%         1.31%         1.31%          1.14%        1.27% (c)
  Portfolio turnover rate                                         93.61%        37.86%        46.98%         39.07%      108.73%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Stock Fund

Financial Highlights

Selected data for a share outstanding throughout the period indicated.

                                                              For the        For the        For the         For the     January 21,
                                                             Year ended     Year ended     Year ended     Year ended      1997 to
                                                             October 31,    October 31,    October 31,    October 31,    October 31,
                                                                2001           2000             1999          1998        1997 (a)
                                                             ------------  ------------  ------------   ------------   ----------
Net Asset Value, Beginning of Period                            $  11.09      $  10.33     $   12.07      $   11.31     $  10.00
Investment Activities
  Net investment income                                             0.15          0.18          0.11           0.07         0.04
  Net realized and unrealized gains (losses) from investments      (0.42)         1.09         (0.03)          1.28         1.27
                                                             ------------  ------------  ------------   ------------   ----------
  Total from Investment Activities                                 (0.27)         1.27          0.08           1.35         1.31
                                                             ------------  ------------  ------------   ------------   ----------
Distributions
  Net investment income                                            (0.18)        (0.11)        (0.09)         (0.05)           -
  Net realized gains from investment transactions                      -         (0.40)        (1.73)         (0.54)           -
                                                             ------------  ------------  ------------   ------------   ----------
  Total Distributions                                              (0.18)        (0.51)        (1.82)         (0.59)           -
                                                             ------------  ------------  ------------   ------------   ----------
  Change in net asset value                                        (0.45)         0.76         (1.74)          0.76         1.31
                                                             ------------  ------------  ------------   ------------   ----------
Net Asset Value, End of Period                                  $  10.64      $  11.09     $   10.33      $   12.07     $  11.31
                                                             ============  ============  ============   ============   ==========
Total Return (excludes sales charge)                              (2.45%)       13.39%         0.56%         12.49%       13.10% (b)

Ratios/Supplemental Data:
  Net Assets at end of year (000)                               $ 73,463      $ 83,791     $ 103,380      $ 100,524     $ 79,834
  Ratio of expenses to average net assets                          1.29%         1.26%         1.29%          1.32%        1.41% (c)

  Ratio of net investment income to average net assets             1.27%         1.76%         0.89%          0.66%        0.63% (c)

  Ratio of expenses to average net assets*                         1.86%         1.83%         1.84%          1.70%        1.80% (c)

  Portfolio turnover rate                                         34.00%        87.85%       112.35%        102.36%       71.76%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
International Multi-Manager Stock Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated.

                                                              For the        For the        For the         For the    January 20,
                                                             Year ended     Year ended     Year ended     Year ended     1997 to
                                                             October 31,    October 31,    October 31,    October 31,   October 31,
                                                                2001           2000             1999          1998       1997 (a)
                                                             ------------  ------------  ------------   ------------  ----------
Net Asset Value, Beginning of Period                            $  12.70      $  13.15      $  11.14       $  10.97     $  10.00
Investment Activities
  Net investment income                                             0.12          0.16          0.21           0.18         0.11
  Net realized and unrealized gains (losses) from investments      (1.97)         0.17          1.95           0.21         0.86
                                                             ------------  ------------  ------------   ------------  -----------
  Total from Investment Activities                                 (1.85)         0.33          2.16           0.39         0.97
                                                             ------------  ------------  ------------   ------------  -----------
Distributions
  Net investment income                                            (0.08)        (0.18)        (0.15)         (0.13)           -
  Net realized gains from investment transactions                  (1.53)        (0.60)            -          (0.09)           -
                                                             ------------  ------------  ------------   ------------  -----------
  Total Distributions                                              (1.61)        (0.78)        (0.15)         (0.22)           -
                                                             ------------  ------------  ------------   ------------  -----------
  Net change in net asset value                                    (3.46)        (0.45)         2.01           0.17         0.97
                                                             ------------  ------------  ------------   ------------  -----------
Net Asset Value, End of Period                                  $   9.24      $  12.70      $  13.15       $  11.14     $  10.97
                                                             ============  ============  ============   ============  ===========
Total Return (excludes sales charge)                             (16.83%)        2.16%        19.61%          3.61%        9.70% (b)

Ratios/Supplemental Data:
  Net Assets at end of year (000)                               $ 48,043      $ 60,169      $ 63,441       $ 55,505     $ 41,135
  Ratio of expenses to average net assets                          1.22%         1.15%         1.09%          1.29%        1.42% (c)

  Ratio of net investment income to average net assets             1.09%         1.17%         1.57%          1.55%        1.91% (c)

  Ratio of expenses to average net assets*                         1.69%         1.63%         1.57%          1.59%        1.75% (c)

  Portfolio turnover rate (d)                                     36.00%        45.05%        62.67%         23.54%       15.00%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d)  Portfolio turnover rate represents that of the Master Portfolio.

                        See Notes to Financial Statements

AMERICAN INDEPENDENCE FUNDS TRUST
Kansas Tax-Exempt Bond Fund

Financial Highlights, Service Shares

Selected data for a share outstanding throughout the period indicated.

                                                 For the        For the        For the      For the       September 1,    For the
                                               Year ended      Year ended     Year ended   Year ended      1997 to       Year ended
                                               October 31,    October 31,    October 31,   October 31,    October 31,    August 31,
                                                  2001            2000           1999        1998           1997 (b)      1997 (a)
                                              ------------   -------------  -------------  ------------   -----------    -----------
Net Asset Value, Beginning of Period            $   10.35       $   10.12      $   10.90     $   10.73     $   10.66       $  10.51
Investment Activities
  Net investment income                              0.46            0.47           0.47          0.53          0.09           0.55
  Net realized and unrealized gains (losses)
     from investments                                0.51            0.23          (0.73)         0.20          0.07           0.19
                                              ------------   -------------  -------------  ------------   -----------    -----------
  Total from Investment Activities                   0.97            0.70          (0.26)         0.73          0.16           0.74
                                              ------------   -------------  -------------  ------------   -----------    -----------
Distributions
  Net investment income                             (0.46)          (0.47)         (0.47)        (0.53)        (0.09)         (0.59)
  Net realized gains from investments                   -               -          (0.05)        (0.03)            -              -
                                              ------------   -------------  -------------  ------------   -----------    -----------
  Total Distributions                               (0.46)          (0.47)         (0.52)        (0.56)        (0.09)         (0.59)
                                              ------------   -------------  -------------  ------------   -----------    -----------
  Change in net asset value                          0.51            0.23          (0.78)         0.17          0.07           0.15
                                              ------------   -------------  -------------  ------------   -----------    -----------
Net Asset Value, End of Period                  $   10.86       $   10.35      $   10.12     $   10.90     $   10.73       $  10.66
                                              ============   =============  =============  ============   ===========    ===========
Total Return (excludes sales charge)                9.58%           7.10%         (2.51%)        7.01%         1.51% (c)      7.27%
Ratios/Supplemental Data:
  Net Assets at end of year (000)               $ 142,848       $ 140,633      $ 145,607     $ 132,917     $ 103,616       $ 96,780
  Ratio of expenses to average net assets           0.60%           0.60%          0.54%         0.21%         0.21% (d)      0.21%
  Ratio of net investment income to average
      net assets                                    4.34%           4.62%          4.44%         4.90%         5.10% (d)      5.20%
  Ratio of expenses to average net assets*          1.15%           1.12%          1.14%         1.00%         0.82% (d)      0.62%
  Portfolio Turnover Rate                           9.62%           5.88%         21.26%        13.51%         5.87% (c)      8.78%

* During the period, certain fees were reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Formerly the Kansas Tax-Free Income Portfolio of the SEI Tax-Exempt Trust.
(b) For the period from September 1, 1997, through October 31, 1997. The Kansas Tax-Exempt Bond Fund changed its fiscal year end from August 31 to October 31.
(c)  Not annualized.
(d)  Annualized.

                        See Notes to Financial Statements

                      {THIS PAGE INTENTIONALLY LEFT BLANK.}

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


Shareholders and Board of Trustees
AMR Investment Services International Equity Portfolio

We have audited the accompanying statement of assets and liabilities of the AMR Investment Services International Equity Portfolio, including the schedule of investments, as of October 31, 2001, and the related statement of operations, the statement of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with accounting standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of October 31, 2001, by correspondence with the custodian or other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the AMR Investment Services International Equity Portfolio at October 31, 2001, the results of its operations, the changes in net assets, and financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



                                                        /s/ Ernst & Young



Dallas, TX
December 14, 2001

International Equity Fund


     The Institutional Class of the International Equity Fund returned -16.5% for the twelve months ended October 31, 2001. Despite high profile disappointments and profit warnings within the market, the Fund significantly outperformed the MSCI EAFE Index return of -24.9% and the Lipper International Index return of -24.1%.

     The market weakness of 2000 persisted into 2001, as signs of an economic slowdown were evident in much of the developed world, raising the possibility of the first global synchronized downturn since 1973. Aggressive interest rate cuts by central banks throughout the world and increased U.S. government spending seemed to encourage investors that measures were being implemented to reduce the timeline of the economic downturn. The events of September 11th further depressed most economies with initial fears driving investors to seek liquidity and less risk. Fortunately, a rebound late in the period left markets at their pre-attack levels.

     Although no sector produced positive returns, technology (down 54.8%) and telecommunications (down 44.7%) were the most affected as "old economy" companies curtailed capital expenditures. In these sectors, the Fund added value through strong stock selection by underweighting or simply avoiding some large cap, high P/E names. These included Nokia (down 48.6%), Ericsson (down 67.0%), and Alcatel (down 74.9%).

     Of the twenty-one developed countries in the MSCI EAFE Index, all experienced negative returns during the fiscal period. The Fund, however, had good stock selection in most countries, which added to its relative outperformance, particularly in the UK, Germany, and Sweden. In Germany, the Fund held Krones (up 48.4%), but avoided Deutsche Telekom (down 57.6%), Siemens (down 42.2%) and SAP (down 36.8%).

     The Fund has delivered strong relative performance over the long term despite strong swings in market sentiment due to current events. We believe that the Fund is well positioned going into the next fiscal year.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Top 10 Holdings
As of October 31, 2001
--------------------------------------------------------------------------------

Total Fina                          2.2%
Philips Electronics NV              2.0%
Aventis SA                          2.0%
BAE Systems, PLC                    1.8%
Nintendo Company Limited            1.7%
Akzo Nobel NV                       1.6%
ENI                                 1.6%
Telefonica de Espana                1.5%
Ing Groep NV                        1.4%
UPM-Kymmene OY                      1.4%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Country Allocation
As of October 31, 2001
--------------------------------------------------------------------------------

                                                                   MSCI
                                             Fund               EAFE Index
                                      ------------------------------------------
             France                          10.6%                 11.3%
             Netherlands                      8.5%                  5.5%
             Germany                          6.6%                  7.8%
             Spain                            4.7%                  3.2%
             Italy                            3.7%                  4.6%
             Finland                          2.4%                  1.9%
             Ireland                          2.1%                  0.7%
             Portugal                         1.7%                  0.6%
             Austria                          0.4%                  0.2%
             Greece                           0.0%                  0.3%
             Belgium                          0.0%                  1.0%
                                      ------------------------------------------
Euro                                         40.7%                 37.1%

UK                                           20.4%                 23.4%

             Switzerland                      5.3%                  7.2%
             Sweden                           2.3%                  2.2%
             Norway                           1.3%                  0.5%
             Denmark                          0.0%                  1.0%
                                      ------------------------------------------
Other Non-Euro                                8.9%                 10.9%

             Japan                           15.1%                 22.5%
             Hong Kong                        3.8%                  1.9%
             Australia                        3.1%                  3.3%
             Singapore                        2.7%                  0.8%
             New Zealand                      1.1%                  0.1%
             South Korea                      0.7%                  0.0%
                                      ------------------------------------------
Other Asia                                   26.5%                 28.6%

             Mexico                           0.4%                  0.0%
             Canada                           3.1%                  0.0%
                                      ------------------------------------------
Other                                         3.5%                  0.0%

Total                                        100.0%               100.0%
                                      ==========================================


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Assets and Liabilities
October 31, 2001
------------------------------------------------------------------------------------------------------

ASSETS:
     Investments in securities at value (cost - $1,153,405,000).......................  $1,042,440,000
     Cash, including foreign currency.................................................       9,445,000
     Dividends and interest receivable................................................       1,436,000
     Reclaims receivable..............................................................         208,000
     Receivable for investments sold..................................................       2,802,000
     Receivable for variation margin on open futures contracts........................          74,000
                                                                                        --------------
             Total assets.............................................................   1,056,405,000
                                                                                        --------------
LIABILITIES:
     Payable for investments purchased................................................       1,876,000
     Payable upon return of securities loaned.........................................      60,697,000
     Management and investment advisory fees payable..................................       1,112,000
     Accrued organization costs.......................................................           1,000
     Unrealized depreciation on foreign currency contracts............................       1,407,000
     Other liabilities................................................................         166,000
                                                                                        --------------
             Total liabilities........................................................      65,259,000
                                                                                        --------------
Net assets applicable to investors' beneficial interests..............................  $  991,146,000
                                                                                        ==============

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIOS
Statements of Operations
Year Ended October 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
       Interest income........................................... $   3,323,000
       Dividend income (net of foreign taxes of $4,527,000)......    20,909,000
       Income derived from commission recapture..................       167,000
       Income derived from securities lending, net...............     1,536,000
                                                                  --------------
             Total investment income.............................    25,935,000
                                                                  --------------
EXPENSES:
       Management and investment advisory fees...................     4,236,000
       Custodian fees............................................     1,200,000
       Professional fees.........................................        63,000
       Other expenses............................................        46,000
                                                                  --------------
              Total expenses.....................................     5,545,000
                                                                  --------------
Net investment income............................................    20,390,000
                                                                  --------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
       Net realized gain (loss) on:
       Investments...............................................    27,166,000
       Foreign currency transactions.............................   (45,885,000)
       Futures contracts.........................................   (26,810,000)
       Change in net unrealized appreciation
       or (depreciation) of:
       Investments...............................................  (208,964,000)
       Futures contracts.........................................       (77,000)
       Foreign currency contracts and translations...............    44,066,000
                                                                  --------------
              Net gain (loss) on investments.....................  (210,504,000)
                                                                  --------------
Net (decrease) increase in net assets resulting from
   operations.................................................... $(190,114,000)
                                                                  ==============


AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------------------------------
                                                                            Year Ended          Year Ended
                                                                            October 31,         October 31,
                                                                               2001                2000
                                                                         ---------------     ----------------
 INCREASE IN NET ASSETS:
 OPERATIONS:
   Net investment income............................................     $    20,390,000     $     28,013,000
   Net realized (loss) gain on investments, futures contracts
    and foreign currency transactions...............................         (45,529,000)         143,304,000
   Change in net unrealized appreciation
    or depreciation of investments, futures contracts and
    foreign currency translations...................................        (164,975,000)        (117,997,000)
                                                                         ---------------     ----------------
         Net (decrease) increase in net assets
          resulting from operations.................................        (190,114,000)          53,320,000
                                                                         ---------------     ----------------
 TRANSACTIONS IN INVESTORS' BENEFICIAL INTERESTS:
   Contributions....................................................       1,048,740,000        1,485,799,000
   Withdrawals......................................................      (1,036,201,000)      (1,712,523,000)
                                                                         ---------------     ----------------
         Net increase (decrease) in net assets resulting
          from transactions in investors'
          beneficial interests......................................          12,539,000         (226,724,000)
                                                                         ---------------     ----------------
 Net (decrease) increase in net assets..............................        (177,575,000)        (173,404,000)
                                                                         ---------------     ----------------
 NET ASSETS:
   Beginning of period..............................................       1,168,721,000        1,342,125,000
                                                                         ---------------     ----------------
   End of period....................................................     $   991,146,000     $  1,168,721,000
                                                                         ===============     ================
-------------------------------------------------------------------------------------------------------------
 FINANCIAL HIGHLIGHTS:
-------------------------------------------------------------------------------------------------------------

 RATIOS:
   Expenses to average net assets (annualized)........................              0.49%                0.44%
   Net investment income to average net assets (annualized)...........              1.82%                1.93%
   Portfolio turnover rate (not annualized)...........................                36%                  45%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2001
--------------------------------------------------------------------------------

1.   Organization and Significant Accounting Policies

     AMR Investment Services Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a no load, open-end management investment company which was organized as a trust under the laws of the State of New York pursuant to a Declaration of Trust dated as of June 27, 1995 and amended on August 11, 1995. The AMR Investment Services International Equity Portfolio (the "Portfolio") is one of the portfolios of the Trust. The Portfolio commenced active operations on November 1, 1995. The Declaration of Trust permits the Board of Trustees (the "Trustees") to issue beneficial interests in the Portfolio.

     AMR Investment Services, Inc. (the "Manager") is a wholly-owned subsidiary of AMR Corporation, the parent company of American Airlines, Inc. ("American"), and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services.

     The following is a summary of the significant accounting policies followed by the Portfolio.

Security Valuation

     Equity securities that are primarily traded on domestic securities exchanges are valued at the last quoted sales price on a designated exchange at the close of trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading or, lacking any current sales, on the basis of the last current bid price prior to the close of trading on the Exchange. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on their respective exchanges where primarily traded. Over-the-counter equity securities are valued on the basis of the last bid price on that date prior to the close of trading. Debt securities (other than short-term securities) normally are valued on the basis of prices provided by a pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. In some cases, the prices of debt securities may be determined using quotes obtained from brokers. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures approved by the Trust's Board of Trustees (the "Board"). Investment grade short-term obligations with 60 days or less to maturity are valued using the amortized cost method.

Security Transactions and Investment Income

     Security transactions are recorded on the trade date of the security purchase or sale. Dividend income is recorded on the ex-dividend date except certain dividends from foreign securities which are recorded as soon as the information is available to the Portfolio. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Currency Translation

     All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the bid price of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses and purchases and sales of investments are translated into U.S. dollars at the rate of exchange prevailing on the respective dates of such transactions. The Portfolio includes that portion of the results of operations resulting from changes in foreign exchange rates with net realized and unrealized gain on investments, as appropriate.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2001
--------------------------------------------------------------------------------

Forward Foreign Currency Contracts

     The Portfolio may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of portfolio securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation.

Futures Contracts

     The Portfolio may enter into financial futures contracts which are contracts to buy a standard quantity of securities at a specified price on a future date. The Portfolio may purchase or sell futures contracts and options on futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock market. Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price established each day by the board of trade or exchange on which they are traded.

Federal Income and Excise Taxes

     The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the requirements of sub-chapter M of the Internal Revenue Code.

Use of Estimates

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

2.   Transactions with Affiliates

Management Agreement

     The Trust and the Manager are parties to a Management Agreement which obligates the Manager to provide or oversee the provision of all administrative, investment advisory and portfolio management services. Investment assets of the Portfolio are managed by multiple investment advisers which have entered into separate investment advisory agreements with the Manager. As compensation for performing the duties required under the Management Agreement, the Manager receives from the Portfolio an annualized fee equal to .10% of the average daily net assets of the Portfolio plus amounts paid by the Manager to the investment advisors hired by the Manager to direct investment activities of the Portfolio. Management fees are paid as follows (dollars in thousands):

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2001
--------------------------------------------------------------------------------


                                           Amount paid to     Net Amount paid to
Management Fee Rate   Management Fee     Investment Advisors         Manager
-------------------   --------------     -------------------         -------
    .25% - .70%         $4,236,000            $3,116,000            $1,120,000

Investment in Affiliated Funds

     The Portfolio may invest in the American Select Cash Reserve Fund (the "Reserve Fund"), an open-end management investment company managed by the Manager. The Manager receives from the Reserve Fund an annualized fee equal to 0.10% of the average daily net assets. Income distributions from the Reserve Fund are recorded as interest income in the accompanying financial statements and totaled $3,170,956 during the year ended October 31, 2001.

Other

     Certain officers or trustees of the Portfolio are also current or former officers or employers of the Manager or American. The Portfolio makes no direct payments to its officers. Unaffiliated trustees and their spouses are provided free unlimited air transportation on American. However, the Portfolio compensates each Trustee with payments in an amount equal to the Trustee's income tax on the value of this free airline travel. For the year ended October 31, 2001, the cost of air transportation was not material to the Portfolio. One Trustee, as a retiree of American, already receives flight benefits. This Trustee receives an annual retainer of $20,000 plus $1,250 for each Board meeting attended.

3.   Investment Transactions

     The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended October 31, 2001 were $374,779,000 and $389,874,000, respectively.

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2001
--------------------------------------------------------------------------------

4.   Commitments

     In order to protect itself against a decline in the value of particular foreign currencies against the U.S. dollar, the Portfolio has entered into forward contracts to deliver or receive foreign currency in exchange for U.S. dollars as described below. The Portfolio bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Portfolio also bears the credit risk if the counterparty fails to perform under the contract. At October 31, 2001, the Portfolio had outstanding forward foreign currency contracts as follows:

Contracts to Deliver
--------------------
(amounts in thousands)                      Settlement              Unrealized
                                               Date        Value     Gain/(Loss)
                                            ----------   -------     -----------
       823            Canadian Dollar       12/13/2001   $   518      $     3
     6,957            Euro Currency         12/13/2001     6,247          (87)
   517,000            Japanese Yen          12/13/2001     4,230          (12)
     1,307            Pound Sterling        12/13/2001     1,894          (44)
     1,192            Swedish Krona         12/12/2001       112            0
     1,323            Swiss Franc           12/13/2001       809          (16)
                                                         -------      --------

Total contracts to deliver
(Receivable amount $13,654)                              $13,810      $  (156)
                                                         =======      ========

Contracts to Deliver
--------------------
(amounts in thousands)

     4,000            Australia Dollar      12/13/2001   $ 2,007      $     1
     5,600            Canadian Dollar       12/13/2001     3,527          (59)
    29,600            Euro Currency         12/13/2001    26,580         (542)
23,200,000            Japanese Yen          12/13/2001    18,983         (392)
    11,600            Pound Sterling        12/13/2001    16,813         (159)
     8,800            Swiss Franc           12/13/2001     5,382          (80)
    16,000            Swedish Krona         12/13/2001     1,497          (20)
                                                         -------      --------
Total contracts to receive
(Receivable amount $76,039)                              $74,789      $(1,251)
                                                         =======      ========

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Notes to Financial Statements
October 31, 2001
--------------------------------------------------------------------------------

5.   Securities Lending

     The Portfolio participates in a securities lending program under which securities are loaned to selected institutional investors. All such loans require collateralization with cash, securities of the U.S. Government and its agencies or letters of credit that at all times equal at least 100% of the market value of the loaned securities plus accrued interest. The Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of securities fail financially. The Portfolio receives the interest on the collateral less any fees and rebates paid to agents and transferees of securities. The Portfolio also continues to receive interest on the securities loaned, and any gain or loss in the market price of securities loaned that may occur during the term of the loan will be for the account of the Portfolio.

     At October 31, 2001, securities with a market value of approximately $58,097,794 were loaned by the Portfolio. The custodian for the Portfolio held an investment in the AMR Investments Enhanced Yield Business Trust and the American Select Cash Reserve Fund (the "Funds") totaling $60,697,405. The Manager serves as Trustee and as investment adviser to the Funds. The Manager receives from the Funds annualized fees equal to 0.10% of the average daily net assets.

6.   Commission Recapture

     The Portfolio has established brokerage commission recapture arrangements with certain brokers or dealers. If a Portfolio investment adviser chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio.

7.   Futures Contracts

     A summary of obligations under these financial instruments at October 31, 2001 is as follows:

                                                                   Unrealized
                                                        Market    Appreciation/
Type of Future             Expiration      Contracts     Value   (Depreciation)
--------------             ----------      ---------     -----   --------------
France CAC 40 Index         Dec. 2001         213    $ 8,371,332   $   100,126
Germany DAX Index           Dec. 2001          55      5,670,299       (64,704)
UK FTSE 100 Index           Dec. 2001         233     17,061,194      (175,192)
Hang Seng Index             Dec. 2001          21      1,350,596       (23,981)
Italy MIB 30 Index          Dec. 2001          24      3,335,147         9,741
Japan Nikkei 300 Index      Dec. 2001         620     10,560,842       539,398
Tokyo FE TOPIX Index        Dec. 2001         123     10,616,354      (226,175)
Spain IBEX 35 Index         Nov. 2001          33      2,318,252       (14,835)
Sweden OMX Index            Nov. 2001         317      2,213,602       (62,404)
Canada S&PCDA 60 Index      Dec. 2001          99      4,965,599       (80,159)
Australia SPI Index         Dec. 2001          57      2,330,457        19,250
                                                     --------------------------
                                                     $68,793,674   $    21,065
                                                     ==========================

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001
--------------------------------------------------------------------------------

                                                    Shares           Value
                                                 -------------------------------
                                                     (dollars in thousands)
STOCKS - 93.85%
AUSTRALIA COMMON STOCK - 3.01%
Australia & New Zealand Banking Group                  739,820      $ 6,660,000
CSR Limited                                          1,468,000        4,674,000
Iluka Resources                                        360,594          683,000
Mayne Nickless Limited                                 965,000        3,628,000
News Corporation Preferred Rights                      345,000        2,050,000
QBE Insurance                                          125,080           90,000
QBE Insurance Group Limited, 144A (Note A)           2,077,090        7,263,000
Singapore Telecom                                    1,126,241        1,063,000
WMC Limited                                            785,000        3,696,000
                                                               -----------------
     TOTAL AUSTRALIA COMMON STOCK                                    29,807,000
                                                               -----------------

AUSTRIA - 0.63%
PREFERRED STOCK - 0.24%
Bayer Hypo Vereins AG                                   76,000        2,403,000
                                                               -----------------
       TOTAL AUSTRIA PREFERRED STOCK                                  2,403,000
                                                               -----------------

COMMON STOCK - 0.39%
Evn Energie-Versorgung Niederoesterreich AG             41,380        1,548,000
VA Technologie AG, 144A (Note A)                        33,000          623,000
Wienerberger Baust                                     118,044        1,744,000
                                                               -----------------
       TOTAL AUSTRIA COMMON STOCK                                     3,915,000
                                                               -----------------
   TOTAL AUSTRIA                                                      6,318,000
                                                               -----------------

BELGIUM COMMON STOCK - 0.39%
Fortis NL                                              162,100        3,840,000
                                                               -----------------
   TOTAL BELGIUM COMMON STOCK                                         3,840,000
                                                               -----------------

CANADA COMMON STOCK - 2.94%
Alcan Aluminum Limited                                 125,000        3,837,000
BCE, Incorporated                                      239,810        5,292,000
Canadian National Railway Company                      101,300        4,061,000
Husky Energy, Incorporated                             240,000        2,723,000
Manulife Financial Corporation                         278,057        6,879,000
Nortel Networks Corporation                            307,000        1,790,000
Transcanada Pipelines Limited                          351,000        4,581,000
                                                               -----------------
   TOTAL CANADA COMMON STOCK                                         29,163,000
                                                               -----------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001
--------------------------------------------------------------------------------

DENMARK COMMON STOCK - 0%
                                                             0                -
                                                               -----------------
   TOTAL DENMARK COMMON STOCK                                                 -
                                                               -----------------

FINLAND COMMON STOCK - 2.18%
Enso-Gutzeit OY, "R"                                   212,000        2,578,000
Konecranes International                                96,000        2,360,000
Metsa-Serla OY, "B"                                    200,000        1,241,000
Nordic Baltic Holdings                                 442,300        1,968,000
UPM-Kymmene OY                                         415,170       13,499,000
                                                               -----------------
   TOTAL FINLAND COMMON STOCK                                        21,646,000
                                                               -----------------

FRANCE COMMON STOCK - 9.97%
Alcatel Alsthom CG                                     401,800        6,069,000
Alstom, 144A (Note A)                                  360,400        5,513,000
Aventis SA                                             267,347       19,685,000
AXA                                                    500,184       10,947,000
Banque Nationale de Paris                              123,981       10,318,000
BIC SA                                                  39,289        1,207,000
Lagardere S.C.A.                                       106,100        3,744,000
Michelin (CGDE)                                         87,500        2,705,000
Pechiney SA                                             51,800        2,379,000
Saint Gobain                                            23,884        3,324,000
Suez                                                   156,700        4,930,000
Total Fina                                             158,332       22,246,000
Vivendi Universal SA                                   122,625        5,732,000
                                                               -----------------
   TOTAL FRANCE COMMON STOCK                                         98,799,000
                                                               -----------------

GERMANY COMMON STOCK - 5.91%
Allianz AG                                              10,975        2,588,000
BASF AG                                                 67,000        2,269,000
BAYER AG                                                90,000        2,675,000
Bayer Hypo Vereins                                     178,500        5,509,000
Boss (Hugo) AG                                         127,950        2,361,000
Depfa DT Pfander                                        77,580        4,507,000
Duetsche Post AG                                       249,700        3,589,000
E.ON AG                                                239,520       12,491,000
Fresenius Medical Care AG                               98,697        4,489,000
Gehe AG                                                118,800        4,451,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001
--------------------------------------------------------------------------------

Krones AG                                              105,000        3,735,000
Merck KGAA                                              94,000        3,315,000
Muenchener Rueckversicherung AG, DEM 10                 13,676        3,615,000
Muenchener Rueckversicherung AG, DEM 5                     293           17,000
Volkswagen AG                                           78,500        3,012,000
                                                               -----------------
       TOTAL GERMANY COMMON STOCK                                    58,623,000
                                                               -----------------

HONG KONG COMMON STOCK - 3.53%
Cheung Kong Holdings Limited                           330,000        2,792,000
Henderson Land Development Company                   1,564,000        5,023,000
Hong Kong Electric Holdings                          1,436,400        5,451,000
Huaneng Power International                          9,442,000        5,810,000
Hutchinson Whampoa Limited                             637,000        5,145,000
Shandong International Power                        23,462,000        5,234,000
South China Morning Post                             7,226,000        3,821,000
Swire Pacific                                          400,000        1,667,000
                                                               -----------------
   TOTAL HONG KONG COMMON STOCK                                      34,943,000
                                                               -----------------

IRELAND COMMON STOCK - 2.01%
Allied Irish Banks                                     795,463        7,738,000
Elan Corporation PLC                                    62,100        2,835,000
Greencore Group                                      1,377,830        3,177,000
Jefferson Smurfit                                    3,078,270        6,127,000
                                                               -----------------
   TOTAL IRELAND COMMON STOCK                                        19,877,000
                                                               -----------------

ITALY COMMON STOCK - 3.51%
Alleanza Assicuraz                                     297,000        3,063,000
BCA Naz Del Lavoro                                   1,030,000        2,273,000
ENI                                                  1,273,047       15,960,000
Sao Paolo Imi SPA                                      389,880        4,098,000
STET Telecom Italia                                  1,130,550        9,439,000
                                                               -----------------
       TOTAL ITALY COMMON STOCK                                      34,833,000
                                                               -----------------

JAPAN COMMON STOCK - 14.16%
Best Denki Company                                     300,000          931,000
Canon, Incorporated                                    388,000       11,285,000
Circle K Japan Company                                 181,648        5,016,000
East Japan Railway                                         969        5,644,000
Fujitsu                                                552,000        4,086,000
Hitachi Limited                                        889,000        6,064,000
Kanamoto Company                                       310,000        1,337,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001
--------------------------------------------------------------------------------

KAO Corporation                                        277,000        6,563,000
Komatsu                                                711,000        2,172,000
Konica Corporation                                   1,042,040        5,372,000
Makita Corporation                                     105,000          565,000
Matsushita Electric Industrial Company                 164,000        1,943,000
Matsuzakaya Company                                    500,000        1,254,000
Mitsubishi Pharma Corporation                          603,000        7,163,000
Namco                                                  249,400        4,564,000
NEC Corporation                                        227,000        2,058,000
Nikko Securities Company Limited                       855,000        4,617,000
Nintendo Company Limited                               109,100       16,828,000
Nippon Telephone & Telegraph Company                       600        2,470,000
Nissan Motor Company                                 1,445,000        6,375,000
Nomura Securities                                      294,000        3,867,000
NTT Mobile Communication                                   382        5,181,000
Okumura Corporation                                    700,000        2,430,000
Orix Corporation                                        37,000        3,237,000
Sanyo Shinpan Finance Company                          113,100        3,243,000
Sony Corporation                                       215,500        8,151,000
Sumitomo Trust & Banking                               639,000        3,561,000
Takefuji Corporation                                    83,610        6,940,000
Yamanouchi Pharmaceutical Company Limited              157,000        4,656,000
Yasuda Fire and Marine Insurance Company               387,000        2,779,000
                                                               -----------------
   TOTAL JAPAN COMMON STOCK                                         140,352,000
                                                               -----------------

LUXEMBOURG COMMON STOCK - 0%
                                                             0                -
                                                               -----------------
   TOTAL LUXEMBOURG COMMON STOCK                                              -
                                                               -----------------

MALAYSIA COMMON STOCK - 0%
                                                             0                -
                                                               -----------------
   TOTAL MALAYSIA COMMON STOCK                                                -
                                                               -----------------

MEXICO COMMON STOCK - 0.36%
Telmex ADR                                             104,000        3,542,000
                                                               -----------------
   TOTAL MEXICO COMMON STOCK                                          3,542,000
                                                               -----------------

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001
--------------------------------------------------------------------------------

NETHERLANDS COMMON STOCK - 7.54%
ABM Ambro Holdings NV                                  805,960       12,311,000
Akzo Nobel NV                                          393,696       16,151,000
CNH Global NV                                          240,000        1,277,000
Ing Groep NV                                           553,838       13,817,000
Kon KPN NV                                             214,775          832,000
Philips Electronics NV                                 878,325       19,967,000
Royal Dutch Petrol                                     102,000        5,191,000
Vedior NV                                              293,552        2,697,000
Wolters Kluwer                                         117,700        2,472,000
                                                               -----------------
   TOTAL NETHERLANDS COMMON STOCK                                    74,715,000
                                                               -----------------

NEW ZEALAND COMMON STOCK - 1.02%
Carter Holt Harvey Limited                           1,205,889          712,000
Fisher & Paykel Limited                                502,653        2,957,000
Telecom Corporation of New Zealand                   3,363,162        6,429,000
                                                               -----------------
   TOTAL NEW ZEALAND COMMON STOCK                                    10,098,000
                                                               -----------------

NORWAY COMMON STOCK - 1.68%
DNB Holdings, AS                                       810,000        3,064,000
Norsk Hydro AS                                          90,000        3,435,000
Nycomed AS, Series B                                   374,320        3,245,000
Stolt-Nielsen SA, "B"                                   93,081        1,310,000
Telenor AS                                           1,452,700        5,610,000
                                                               -----------------
   TOTAL NORWAY COMMON STOCK                                         16,664,000
                                                               -----------------

PORTUGAL COMMON STOCK - 1.64%
Electric De Portugal                                 3,257,873        7,834,000
Portugal Telecom                                     1,058,406        8,389,000
                                                               -----------------
   TOTAL PORTUGAL COMMON STOCK                                       16,223,000
                                                               -----------------

SINGAPORE COMMON STOCK - 2.47%
Development Bank of Singapore Group Holdings           540,795        3,083,000
Creative Technology                                    950,000        5,676,000
Overseas Chinese Bank                                  668,650        3,849,000
United OverSeas Bank                                 2,115,225       11,827,000
                                                               -----------------
   TOTAL SINGAPORE COMMON STOCK                                      24,435,000
                                                               -----------------

SPAIN COMMON STOCK - 4.43%
Banco Popular Espanol                                   84,000        2,822,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001
--------------------------------------------------------------------------------

Banco Santander Central Hispano                        167,443        1,289,000
Endesa SA                                              342,445        5,243,000
Iberdrola SA                                           200,357        2,756,000
NH Hoteles SA                                          485,247        4,497,000
Repsol SA (RG)                                         858,370       12,447,000
Telefonica de Espana                                 1,234,838       14,836,000
                                                               -----------------
   TOTAL SPAIN COMMON STOCK                                          43,890,000
                                                               -----------------

SOUTH KOREA COMMON STOCK - 0.63%
Kookmin Bank GDR, 144A (Note A)                        208,356        3,042,000
Korea Electric Power Corporation                        80,860        1,274,000
LG Electronics, Incorporated                           182,000        1,890,000
                                                               -----------------
   TOTAL SOUTH KOREA COMMON STOCK                                     6,206,000
                                                               -----------------

SWEDEN COMMON STOCK - 2.36%
Astrazeneca                                             27,847        1,254,000
Autoliv, Incorporated                                  125,000        1,981,000
Electrolux AB, "B"                                     622,802        7,496,000
Foreningssparbk                                        208,000        2,093,000
Investor AB                                            532,200        5,204,000
Stora Enso OY, Series A                                 62,062          753,000
Stora Enso OY, Series R                                152,602        1,837,000
Volvo AB                                               200,000        2,783,000
                                                               -----------------
   TOTAL SWEDEN COMMON STOCK                                         23,401,000
                                                               -----------------

SWITZERLAND COMMON STOCK - 4.96%
ABB Limited                                            106,984          911,000
Clariant                                               127,000        2,065,000
Geberit International AG                                17,306        3,444,000
Novartis AG                                            343,820       12,876,000
Roche Holdings AG                                       50,000        3,468,000
Saurer AG Arbon                                         74,630        1,234,000
Sig Schweitz Industries AG                             107,680        8,738,000
Sulzer AG                                               10,871        1,298,000
Sulzer Medica                                           21,742          506,000
Swiss Reinsurance Rights                                50,000                -
Swiss Reinsurance                                       50,000        5,144,000
Zurich Financial Services Group                         41,174        9,431,000
                                                               -----------------
   TOTAL SWITZERLAND COMMON STOCK                                    49,115,000
                                                               -----------------
UNITED KINGDOM COMMON STOCK - 18.52%

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001
--------------------------------------------------------------------------------

Alliance and Lei PLC                                   779,700        7,960,000
Allied Domecq PLC                                    1,646,884        8,383,000
BAE Systems, PLC                                     3,603,990       17,506,000
BP Amoco                                               842,530        6,800,000
British American Tobacco Industries PLC                429,775        3,750,000
British Telecommunications                           1,652,688        8,364,000
Cable and Wireless                                     704,500        3,186,000
Cadbury Schweppes                                    1,547,461        9,632,000
Celltech Group                                         698,988        9,118,000
Chubb PLC                                            2,303,042        4,697,000
Commercial Union PLC                                   323,465        3,881,000
Diageo                                                 598,243        5,973,000
FKI PLC                                                633,494        1,419,000
Hanson PLC                                           1,486,385       10,181,000
Hays                                                 2,005,936        4,806,000
HSBC Holdings PLC                                      681,965        7,473,000
Imperial Chemical Industries PLC                       412,000        1,941,000
Innogy Holdings                                        460,000        1,368,000
Kidde PLC                                              715,000          572,000
Lloyds TSB Group PLC                                   532,767        5,377,000
Marks & Spencer                                        500,000        2,087,000
National Grid Group PLC                                571,400        4,055,000
National Power PLC                                     460,000        1,478,000
Northern Foods PLC                                   1,000,000        2,196,000
PowerGen PLC                                           473,000        5,128,000
Reed International PLC                                 393,350        3,221,000
Rolls Royce Vickers Limited                            900,000        1,957,000
Royal Bank of Scotland PLC                             181,324        4,338,000
Shell Transportation & Trading Company PLC             535,000        4,007,000
Spirent PLC                                          2,016,604        3,431,000
Stagecoach Holdings                                  1,370,000        1,096,000
Tesco PLC                                            1,961,200        6,917,000
TI Automotive                                          681,500                -
Tomkins                                              1,445,538        3,528,000
Unilever PLC                                         1,730,793       12,573,000
United Business Media PLC                              815,236        5,193,000
                                                               -----------------
   TOTAL UNITED KINGDOM COMMON STOCK                                183,592,000
                                                               -----------------
   TOTAL STOCKS                                                     930,082,000
                                                               -----------------

SHORT TERM INVESTMENTS - 11.34%
American Select Cash Reserve Fund                   55,318,046       55,318,000

AMR INVESTMENT SERVICES INTERNATIONAL EQUITY PORTFOLIO
Schedule of Investments
October 31, 2001
--------------------------------------------------------------------------------

AMR Investments Enhanced Yield Business Trust       57,040,302       57,040,000
                                                               -----------------
     TOTAL SHORT TERM INVESTMENTS                                   112,358,000
                                                               -----------------

TOTAL INVESTMENTS - 105.19%  (Cost $1,153,405)                    1,042,440,000
                                                               -----------------

LIABILITIES, NET OF OTHER ASSETS  (5.19%)                           (51,294,000)
                                                               -----------------

TOTAL NET ASSETS - 100%                                           $ 991,146,000
                                                               =================

Based on the cost of investments of $1,164,657 for federal income tax purposes at October 31, 2001, the aggregate gross unrealized appreciation was $73,421, the aggregate gross unrealized depreciation was $195,638, and the net unrealized depreciation of investments was $122,217.

(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $16,441 or 1.66% of net assets.

ABBREVIATIONS:

ADR - American Depository Receipt
GDR - Global Depository Receipt

AMR Investment Services International Equity Portfolio
International Equity Industry Diversification
October 31, 2001
--------------------------------------------------------------------------------

                                                                  Percent of
                                                                  Net Assets
                                                               -----------------
Consumer Discretionary.....................................           12.57%
Consumer Staples...........................................            5.97%
Energy.....................................................            7.00%
Financials ................................................           23.21%
Health Care................................................            8.44%
Industrials................................................           10.51%
Information Technology.....................................            4.08%
Materials..................................................            7.54%
Telecommunication Services.................................            7.42%
Utilities..................................................            7.11%
Short-Term Investments.....................................           11.34%
Other Liabilities..........................................           (5.19%)
                                                               -----------------
      Net Assets...........................................          100.00%
                                                               =================